UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒ Definitive Proxy Statement

☐ Definitive Additional Materials

☐ Soliciting Material Pursuant to § 240.14a-12

CANNAVEST CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐ Fee paid previously with preliminary materials.

☐ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)	Amount previously paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

DEFINITIVE PROXY MATERIAL IS INTENDED TO BE RELEASED TO SHAREHOLDERS ON OR ABOUT JUNE 26, 2013

CANNAVEST CORP.

2688 South Rainbow Avenue

Suite B

Las Vegas, Nevada 89146

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 25, 2013

NOTICE IS HEREBY GIVEN that the annual meeting of the shareholders (the “Annual Meeting”) of CannaVEST Corp. (the “Company”, “we”, “us”) will be held on July 25, 2013, at 10 a.m. local time, at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, (866) 290-2157, for the following purposes:

(1)	To elect four directors to hold office until the next annual meeting of shareholders and until their successors are duly elected and qualified;

(2)	To ratify Anton & Chia, L.L.P. as our independent registered public accounting firm for the fiscal year ending December 31, 2013;

(3)	To approve our merger into our wholly-owned Delaware subsidiary, CannaVEST Corp., to effectuate the change of our state of incorporation from Texas to Delaware;

(4)	To approve on an advisory, non-binding basis named executive officer compensation;

(5)	To approve on an advisory, non-binding basis the frequency of the shareholder advisory vote to approve named executive officer compensation; and

(6)	To consider and act upon such other business as may properly come before the meeting or any adjournments or postponement thereof.

The close of business on June 18, 2013, has been fixed as the record date for determining shareholders entitled to notice of, and to vote at, the meeting or any adjournments or postponement thereof. For at least 10 days prior to the Annual Meeting, a complete list of shareholders entitled to vote at the Annual Meeting will be open to any shareholder’s examination during ordinary business hours at our principal executive offices at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146.

Our Board of Directors has carefully reviewed and considered the foregoing proposals and has concluded that each proposal is in the best interests of the Company and its shareholders. Therefore, our Board of Directors has approved each proposal and recommends that you vote FOR all of the foregoing proposals.

A proxy for the meeting and a proxy statement with information concerning the matters to be acted upon is enclosed herewith.

Your vote is important no matter how large or small your holdings may be. If you do not expect to be present at the meeting in person, you are urged to immediately complete, date, sign, detach and return the enclosed proxy card in the accompanying envelope, which requires no postage if mailed in the United States. This will not limit your right to attend or vote at the Annual Meeting. You may revoke your proxy at any time before it has been voted at the Annual Meeting.

By Order of the Board of Directors

/s/ Michael Mona, Jr.

Michael Mona, Jr.

Secretary

Las Vegas, Nevada

June 24, 2013

I M P O R T A N T

YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY CARD ISSUED IN YOUR NAME FROM THAT INTERMEDIARY. A MAJORITY IN VOTING POWER OF THE OUTSTANDING SHARES OF COMMON STOCK MUST BE REPRESENTED AT THE ANNUAL MEETING, EITHER IN PERSON OR BY PROXY, TO CONSTITUTE A QUORUM.

CANNAVEST CORP.

2688 South Rainbow Avenue

Suite B

Las Vegas, Nevada 89146

PROXY STATEMENT

For

ANNUAL MEETING OF SHAREHOLDERS

To Be Held on July 25, 2013 at 10 a.m. local time

GENERAL INFORMATION

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of CannaVEST Corp. (the “Company”, “we” or “us”) for use at the annual meeting of the shareholders (the “Annual Meeting”) of the Company, to be held on July 25, 2013, at 10 a.m., local time. The Annual Meeting will be held at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, (866) 290-2157. This proxy statement and proxy are being mailed to our shareholders on or about June 26, 2013.

Only shareholders of record at the close of business on June 18, 2013 (the “Record Date”), are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, 8,900,000 shares of the Company’s common stock were issued and outstanding, held by 7 holders of record. Each share of common stock is entitled to one vote on each matter to be voted upon at the Annual Meeting. Shares cannot be voted at the Annual Meeting unless the holder thereof is present or represented by proxy. The presence, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of common stock on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof.

Our Board has selected Michael Mona, Jr. to serve as the holder of proxies for the Annual Meeting. The shares of common stock represented by each executed and returned proxy will be voted by him in accordance with the directions indicated on the proxy. If you sign your proxy card without giving specific instructions, Mr. Mona will vote your shares “FOR” the proposals being made at the Annual Meeting. The proxy also confers discretionary authority to vote the shares authorized to be voted thereby on any matter that may be properly presented for action at the Annual Meeting; we currently know of no other business to be presented.

Any proxy given may be revoked by the person giving it at any time before it is voted at the Annual Meeting. If you have not voted through your broker, there are three ways for you to revoke your proxy and change your vote. First, you may send a written notice to the Company’s secretary stating that you would like to revoke your proxy. Second, you may complete and submit a new proxy card, but it must bear a later date than the original proxy. Third, you may vote in person at the Annual Meeting. However, your attendance at the Annual Meeting will not, by itself, revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions you receive from your broker to change your vote. Your last vote will be the vote that is counted.

We will provide copies of this proxy statement and accompanying materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners and will reimburse these persons for their costs of forwarding these materials. Our directors and officers and employees may solicit proxies by telephone, facsimile, or personal solicitation. We will not pay additional compensation for any of these services.

4

QUESTIONS AND ANSWERS REGARDING THIS SOLICITATION

AND VOTING AT THE ANNUAL MEETING

Q. When is the Annual Meeting?

A. July 25, 2013, 10 a.m., local time.

Q. Where will the Annual Meeting be held?

A. The Annual Meeting will be held at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, (866) 290-2157.

Q. Why am I receiving these proxy materials?

A. You are receiving these proxy materials from us because you were a shareholder of record at the close of business on the Record Date. As a shareholder of record, you are invited to attend the Annual Meeting and are entitled to and requested to vote on the items of business described in this proxy statement.

Q. Who is entitled to vote at the Annual Meeting?

A. Only shareholders who owned our common stock at the close of business on the Record Date are entitled to notice of the Annual Meeting and to vote at the meeting, and at any postponements or adjournments thereof. At the close of business on the Record Date, there were 8,900,000 shares of our common stock outstanding held by 7 holders of record.

Q. How many shares must be present to conduct business?

A. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority in voting power of the outstanding shares of our common stock at the close of business on the Record Date will constitute a quorum. A quorum is required to conduct business at the meeting.

Q. What will be voted on at the Annual Meeting?

A. The items of business scheduled to be voted on at the meeting are as follows:

1. Election of four directors to serve until the Company’s 2014 Annual Meeting of Shareholders;

2. Ratification of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013;

3. Approval of the merger of the Company into its wholly-owned Delaware subsidiary, CannaVEST Corp., to effectuate the change of our state of incorporation from Texas to Delaware;

4. Approval on a non-binding, advisory basis of the named executive officer compensation; and

5. Approval on a non-binding, advisory basis of the frequency of the shareholder advisory vote to approve named executive officer compensation.

Q. How does the Board recommend that I vote?

A. Our Board recommends that you vote your shares “FOR” approval of all proposals set forth herein.

Q. What shares can I vote at the Annual Meeting?

A. You may vote all shares of common stock owned by you as of the Record Date, including (1) shares held directly in your name as the shareholder of record, and (2) shares held for you as the beneficial owner through a broker, trustee or other nominee such as a bank.

5

Q. What is the difference between holding shares as a shareholder of record and as a beneficial owner?

A. Some of our shareholders may hold shares of common stock in their own name rather than through a broker or other nominee. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Shareholders of Record. If your shares are registered directly in your name with our transfer agent, Securities Transfer Corp., you are considered to be, with respect to those shares, the shareholder of record, and these proxy materials are being sent directly to you by us. As the shareholder of record, you have the right to vote in person at the Annual Meeting and vote by proxy using the enclosed proxy card. We have enclosed a proxy card for you to use.

Beneficial Owner. If your shares are held in a brokerage account or by another nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you from that organization together with a voting instruction card. As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote and are also invited to attend the Annual Meeting. Please note that since a beneficial owner is not the shareholder of record, you may not vote these shares in person at the meeting unless you obtain a “legal proxy” from the broker, trustee or nominee that holds your shares, giving you the right to vote the shares at the meeting. If this applies to you, your broker, trustee or nominee will have enclosed or provided voting instructions for you to use in directing the broker, trustee or nominee how to vote your shares.

Q. How can I vote my shares without attending the Annual Meeting?

A. Whether you hold shares directly as the shareholder of record or beneficially in street name, you may direct how your shares are voted without attending the Annual Meeting. Shareholders of record of our common stock may vote by proxy using the enclosed proxy card. Shareholders who hold shares beneficially in street name may cause their shares to be voted by proxy using the proxy card provided by the broker, trustee or nominee and mailing them in the accompanying pre-addressed envelope.

Q. How can I vote my shares in person at the Annual Meeting?

A. Shares held in your name as the shareholder of record may be voted in person at the Annual Meeting. Shares held beneficially in street name may be voted in person only if you obtain a legal proxy from the broker, trustee or nominee that holds your shares giving you the right to vote the shares. Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy card or voting instructions as described above so that your vote will be counted if you later decide not to, or are unable to, attend the meeting.

Q. How are votes counted?

A. If you provide specific instructions with regard to an item, your shares will be voted as you instruct on such item. If you sign your proxy card without giving specific instructions, your shares will be voted in accordance with the recommendations of the Board (“FOR” each proposal, “FOR” the nominees identified herein and in the discretion of the proxy holder on any other matters that properly come before the Annual Meeting).

Q. What is a “broker non-vote”?

A. A broker non-vote occurs when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters are generally those involving a contest or a matter that may substantially affect the rights or privileges of shareholders, such as mergers, dissolutions or shareholder proposals. Your broker will NOT be able to vote your shares with respect to the election of directors or the proposed merger of the Company into its wholly-owned Delaware subsidiary, CannaVEST Corp., to effectuate the change of our state of incorporation from Texas to Delaware if you have not provided directions to your broker. If you hold shares through a broker, we strongly encourage you to submit your voting instruction card and exercise your right to vote as a shareholder.

6

Broker non-votes will have the same effect as votes “AGAINST” the proposal to merge the Company into its wholly-owned Delaware subsidiary, CannaVEST Corp., to effectuate the change of our state of incorporation from Texas to Delaware, but will have no effect on the election of directors, or the advisory vote regarding the frequency of the advisory vote to approve named executive officer compensation.

Q. How are abstentions counted?

A. If you return a proxy card that indicates an abstention from voting on all matters, the shares represented will be counted for the purpose of determining both the presence of a quorum and the total number of votes entitled to vote with respect to a proposal, but they will not be voted on any matter at the Annual Meeting.

With regard to the election of directors, votes may be cast in favor of a director nominee or withheld. Because directors are elected by plurality, abstentions will be entirely excluded from the vote and will have no effect on its outcome.

With regard to ratification of Anton & Chia, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2013, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required for approval. Accordingly, abstentions will not be voted in favor of such proposals and will have the same effect as a vote “AGAINST” the proposals.

With regard to the proposal to merge the Company into its wholly-owned Delaware subsidiary, CannaVEST Corp., to effectuate the change of our state of incorporation from Texas to Delaware, the affirmative vote of the shareholders holding a majority of the outstanding shares of common stock is required. Accordingly, abstentions will not be voted in favor of the merger and will have the same effect as a vote “AGAINST” the proposal.

With regard to the advisory vote on named executive officer compensation, the affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting is required for approval. Accordingly, abstentions will not be voted in favor of such proposals and will have the same effect as a vote “AGAINST” the proposals.

With regard to the advisory vote regarding the frequency of the advisory vote on named executive officer compensation, the affirmative vote of a plurality of the shares present in person or represented by proxy and entitled to vote at the meeting voting for a one, two or three year frequency on this vote will determine the outcome. Accordingly, abstentions will not be voted in favor of such proposals and will have no effect on the outcome.

Q. What should I do if I receive more than one proxy?

A. You may receive more than one set of these proxy solicitation materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares. In addition, if you are a shareholder of record and your shares are registered in more than one name, you may receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive to ensure that all your shares are voted.

Q. Can I change my mind after I return my proxy?

A. Yes. You may change your vote at any time before your proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to the corporate secretary, by submitting another proxy with a later date, or by attending the Annual Meeting and voting in person. If you are a shareholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

Q. Who is soliciting my vote and who is paying the costs?

A. Your vote is being solicited on behalf of the Board, and the Company will pay the costs associated with the solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement.

7

Q. How can I find out the results of the voting?

A. We intend to announce preliminary voting results at the meeting and publish final results in a Current Report on Form 8-K within four business days following the meeting.

Q. Whom should I contact if I have questions?

A. If you have any additional questions about the Annual Meeting or the proposals presented in this proxy statement, you should contact the following person at our principal executive office as follows:

Michael Mona, Jr., President, Treasurer and Secretary

2688 South Rainbow Avenue

Suite B

Las Vegas, Nevada 89146

(866) 290-2157

8

PROPOSAL 1

ELECTION OF DIRECTORS

The Board has nominated Mr. Michael Mona, Jr., Mr. Edward A. Wilson, Mr. Theodore R. Sobieski and Mr. Bart P. Mackay as directors to be elected to serve until the next annual meeting of shareholders and until their successors are duly elected and qualified. If elected, each of the directors will hold office as a director until our 2014 annual meeting of shareholders.

If you sign your proxy or voting instruction card but do not give instructions with respect to the voting of directors, your shares will be voted for the nominees recommended by our Board. If you wish to give specific instructions with respect to the voting of directors, you may do so by indicating your instructions on your proxy or voting instruction card. The Board expects that the nominees will be available to serve as directors. If any of Mr. Mona, Mr. Wilson, Mr. Sobieski and Mr. Mackay becomes unavailable, however, the proxy holder intends to vote for any nominee designated by the Board, unless the Board chooses to reduce the number of directors serving on the Board. If additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as to assure the election of Mr. Mona, Mr. Wilson, Mr. Sobieski and Mr. Mackay.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the nominees identified above.

DIRECTORS AND EXECUTIVE OFFICERS

Our executive officers, key employees and directors are listed in the below table. There are no arrangements, agreements or understandings between non-management security holders and management under which non-management security holders may directly or indirectly participate in or influence the management of our affairs and there are no arrangements or understanding between any of our directors or nominees for directors and any other person pursuant to which any director or nominee for director was or is to be selected as a director or nominee. There currently are no legal proceedings, and during the past ten years there have been no legal proceedings, that are material to the evaluation of the ability or integrity of any of our directors or director nominees. There are no material proceedings to which any director or officer of the Company is a party adverse to the Company or any of our subsidiaries and none of such persons has a material interest adverse to the Company or any of its subsidiaries.

Name	Age	Position	Year First Elected Director	Nominee
Michael Mona, Jr.	66	President, Secretary, Treasurer and Director	2013	Y
Bart P. Mackay	56	Director	2013	Y
Theodore R. Sobieski	66	Director	2013	Y
Edward A. Wilson	66	Director	2013	Y

Michael Mona, Jr. was appointed as President, Secretary and Treasurer of the Company on November 16, 2012, and as a director on January 28, 2013. Mr. Mona possesses over 25 years of experience in the field of construction, investments and project development, holding various senior positions in these fields since 1987. Since 1994, Mr. Mona has served as the President of M&M Development, Inc. and in such role has overseen the construction and operation of various apartment projects, hotels and recreational vehicle parks throughout Las Vegas, Nevada. As our President, Mr. Mona is specially qualified to serve on the Board because of his detailed knowledge of our operations and market.

9

Bart P. Mackay was initially appointed as a director of the Company on March 14, 2013. Mr. Mackay is an attorney licensed since 1984 with emphasis in corporate finance, technology and entrepreneurial legal matters. Mr. Mackay has been a principal of Mackay Ventures, Inc. since 2001. Mackay Ventures consults with various organizations and businesses primarily in the technology and finance industries, has extensive experience in establishing and developing new enterprises both from management and operational aspects, including the formation and growth of several of its own ventures. Mr. Mackay’s extensive business background makes him a valuable addition to the Board.

Theodore R. Sobieski was initially appointed as a director of the Company on March 14, 2013. Mr. Sobieski recently retired from Morgan Stanley after more than 25 years with that firm. His title was Senior Vice President-Wealth Management, Financial Planning Specialist, Financial Advisor. Mr. Sobieski’s extensive business background makes him a valuable addition to the Board.

Edward A. Wilson was initially appointed as a director of the Company on March 14, 2013. Mr. Wilson has been a Director and President of Wilson & Company, a professional certified public accounting firm in Las Vegas, Nevada since August 17, 1995. Mr. Wilson is a member of the American Institute of Certified Public Accountants and the Nevada Society of CPAs, and is a President’s Associate for the University of Nevada, Reno. Mr. Wilson began his accounting career with Price Waterhouse in San Francisco, California. Mr. Wilson’s extensive accounting background makes him a valuable addition to the Board.

Board of Directors and Shareholder Meetings and Attendance

The Board has responsibility for establishing broad corporate policies and reviewing our overall performance rather than day-to-day operations. The primary responsibility of the Board is to oversee the management of the Company and, in doing so, serve the best interests of the Company and its shareholders. The Board selects, evaluates and provides for the succession of executive officers and, subject to shareholder election, directors. It reviews and approves corporate objectives and strategies, and evaluates significant policies and proposed major commitments of corporate resources. The Board also participates in decisions that have a potential major economic impact on the Company. Management keeps the directors informed of Company activity through regular communication, including written reports and presentations at Board and committee meetings.

Directors are elected annually and hold office until the next annual meeting and until their successors are duly elected and qualified. During 2012, the Board was comprised of one individual, Mr. H.J. Cole, and no formal Board meetings were convened during 2012. The Company encourages, but does not require, directors to attend annual meetings of shareholders. We did not hold an annual shareholder meeting during the calendar year ended December 31, 2012.

Committees of the Board of Directors

We do not have any committees of the Board, including an Audit Committee, a Compensation Committee or a Nominating Committee, or any other committee performing a similar function. The functions of those committees are being undertaken by the Board as a whole.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our shareholders, including the minimum qualifications for director candidates, nor has our Board established a process for identifying and evaluating director nominees (including the qualifications for such nominees), nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our shareholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any shareholder for any candidate to serve on our Board.

10

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act of 1934, as amended (the “Exchange Act”) requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission (the “SEC”) initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% shareholders are required by the SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our issued and outstanding stock have filed the required reports in a timely manner during fiscal 2012 with the exception of the late filing of one Form 3 by Mercia Holdings LLC, Mai Dun Limited LLC and Bart Mackay and the late filing of one Form 3 by Michael Mona, Jr.

Other Directorships

Other than as disclosed above, during the last 5 years, none of our directors held any other directorships in any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of such Act or any company registered as an investment company under the Investment Company Act of 1940.

Audit Committee and Charter

We do not currently have an audit committee.

Code of Ethics

We have adopted a corporate code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code is attached as Exhibit 14.1 to our Annual Report on Form 10-K which accompanies this proxy statement.

Family Relationships

There are no family relationships among our officers, directors, or persons nominated for such positions.

Compensation of Directors

Our directors did not receive any compensation for their service as directors from our inception to the date of this report. We have no formal plan for compensating our directors for their services in the future in their capacity as directors, although such directors are expected in the future to receive options to purchase shares of our common stock as awarded by our Board or by any compensation committee that may be established. The Board believes that it is appropriate for the Company not to have a compensation committee as no director or officer receives compensation at this time.

Conflicts of Interest

Our directors and officers are not obligated to commit their full time and attention to our business and, accordingly, they may encounter a conflict of interest in allocating their time between our operations and those of other businesses. In the course of their other business activities, they may become aware of investment and business opportunities which may be appropriate for presentation to us as well as other entities to which they owe a fiduciary duty. As a result, they may have conflicts of interest in determining to which entity a particular business opportunity should be presented. They may also in the future become affiliated with entities that are engaged in business activities similar to those we intend to conduct.

11

In general, officers and directors of a corporation are required to present business opportunities to the corporation if:

•	the corporation could financially undertake the opportunity;
•	the opportunity is within the corporation’s line of business; and
•	it would be unfair to the corporation and its shareholders not to bring the opportunity to the attention of the corporation.

Board Communications with Shareholders

Shareholders desiring to communicate with the Board or any individual member should do so by sending regular mail to Board of Directors, or such director, care of Corporate Secretary, 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146. All communications will be compiled by the corporate secretary and forwarded to the Board or the appropriate director accordingly.

EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in each of the last two completed fiscal years for our principal executive officer, each other executive officer serving as such whose annual compensation exceeded $100,000 and up to two additional individuals for whom disclosure would have been made in this table but for the fact that the individual was not serving as an executive officer of our company at December 31, 2012. The value attributable to any option awards, if any, is computed in accordance with the Financial Accounting Standards Board (FASB) Accounting Standard Codification (ASC) 718 – “Stock Based Compensation”.

Summary Compensation Table

Name and Principal Position (a)	Year (b)	Salary ($) (c)	Bonus ($) (d)	Stock Awards ($) (e)	Option Awards (f)	Non-Equity Incentive Plan Compensation ($) (g)	Nonqualified Deferred Compensation ($) (h)	All Other Compensation ($) (i)	Total Earnings ($) (j)
H.J. Cole	2012	-0-	-0-	-0-	-0-	-0-	-0-	-0-	-0-
	2011(1)	$500(2)	-0-	-0-	-0-	-0-	-0-	-0-	$500

(1)	For the period from December 9, 2010 (inception) through December 31, 2012.
(2)	On December 9, 2010, we issued 5,000,000 shares of common stock to H.J. Cole, our former sole director and former sole officer, in consideration of services valued at $500.

Compensation Arrangement with Mr. Mona

Mr. Mona has not been compensated to date. The Company anticipates entering into an Employment Agreement to establish a monthly salary with Mr. Mona once the Company begins receiving revenue from its operations.

Option Grants

As of the date of this proxy statement we had not granted any options or stock appreciation rights to our named executive officers or directors and no equity compensation plans have been approved by our security holders.

Pension, Retirement or Similar Benefit Plans

There are no arrangements or plans in which we provide pension, retirement or similar benefits to our directors or executive officers. We have no material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of the Board or a committee thereof.

12

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except for the transactions described below, none of our directors, nominees for director, officers or principal shareholders, nor any associate or affiliate of the foregoing, have any interest, direct or indirect, in any transaction or in any proposed transaction, which materially affects the Company or has affected the Company.

On November 16, 2012, Mai Dun Limited, LLC, Mercia Holdings, LLC, General Hemp, LLC and Bamburgh Holdings, LLC (the “Buyers”), acquired a total of 5,000,000 shares of common stock of the Company (formerly known as Foreclosure Solutions, Inc.) from H.J. Cole, the Company’s former sole director and former sole officer (“Cole”), pursuant to the Stock Purchase Agreement by and among the Buyers, Cole and the Company (the “Cole Purchase Transaction”). Concurrently with the Cole Purchase Transaction, the Buyers acquired a total of 1,979,900 shares of common stock of the Company from other shareholders of the Company in a series of private transactions (the “Non-Affiliate Purchase Transactions”). The Buyers purchased all of the 6,979,900 shares in the Cole Purchase Transaction and the Non-Affiliate Purchase Transactions for an aggregate purchase price of $375,000. Upon consummation of the transactions described above, the Buyers collectively acquired 99.7% of the total issued and outstanding shares of common stock of the Company. The funds used for these share purchases were cash loaned to each of the Buyers from Mr. Stuart Titus pursuant to the terms of individual promissory notes entered into by Mr. Titus and the sole member of each of the Buyers. As disclosed above, Bart Mackay, a member of the Board, is the sole member of each of Mai Dun Limited, LLC and Mercia Holdings, LLC. As of April 12, 2012, Mai Dun Limited, LLC and Mercia Holdings, LLC together own 64% of our issued and outstanding capital stock.

The foregoing description of the terms of the Cole Purchase Transaction is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement filed as Exhibit 10.1 to our Annual Report on Form 10-K, which accompanies this proxy statement. The foregoing description of the terms of the Non-Affiliate Purchase Transactions is qualified in its entirety by reference to the provisions of the Stock Purchase Agreement (Non-Affiliate) filed as Exhibit 10.2 to our Annual Report on Form 10-K, which accompanies this proxy statement, and is representative of each agreement for each of the Non-Affiliate Purchase Transactions.

Edward A. Wilson, a member of our Board, is the lessor under the lease for our office space located at 2688 South Rainbow Avenue, Suite B, Las Vegas, NV 89146.

Since our inception on December 9, 2010, we have had no other promoters other than Mr. Cole.

There have been no other transactions since the beginning of our last fiscal year or any currently proposed transactions in which we are, or plan to be, a participant and the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related person had or will have a direct or indirect material interest.

Director Independence

Our securities are quoted on the OTC Bulletin Board, which does not have any director independence requirements. However, the Board has determined that two members of our Board, Mr. Sobieski and Mr. Wilson, are independent under the New York Stock Exchange Listing Manual. We are actively seeking, and intend to appoint, a third independent director as soon as we find a qualified candidate.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED SHAREHOLDER MATTERS

Beneficial Ownership of Directors, Officers and 5% Shareholders

Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person. The following table sets forth, as of May 31, 2013, certain information as to shares of our common stock owned by (i) each person known to beneficially own more than five percent of our outstanding common stock or preferred stock, (ii) each of our directors, and executive officers named in our summary compensation table, and (iii) all of our executive officers and directors as a group. Unless otherwise indicated, the address of each named beneficial owner is the same as that of our principal executive offices located at 2688 South Rainbow Avenue, Suite B, Las Vegas, NV 89146.

13

Name and Address of Beneficial Owner (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percent of Common Stock Beneficially Owned
Bamburgh Holdings LLC, (3)	628,191	7.1%
General Hemp, LLC, (4)	628,191	7.1%
Mercia Holdings, LLC (5)	2,861,759	32.2%
Mai Dun Limited, LLC (5)	2,861,759	32.2%
Medical Marijuana, Inc. (6)	720,000	8.1%
Edward A. Wilson	0	0.0%
PhytoSPHERE Systems, LLC (7)	1,000,000	11.2%
Theodore R. Sobieski	0	0.0%
Michael Mona, Jr.	0	0.0%
Bart Mackay (5)	5,723,518	64.3%
All executive officers and directors as a group (four persons)	5,723,518	64.3%

(1)	Beneficial ownership has been determined in accordance with Rule 13d-3 under the Exchange Act. Pursuant to the rules of the SEC, shares of our common stock that each named person and group has the right to acquire within 60 days pursuant to options, warrants, or other rights, are deemed outstanding for purposes of computing shares beneficially owned by the percentage ownership of each such person and group. Applicable percentages are based on 8,900,000 shares of our common stock outstanding on May 31, 2013, and are calculated as required by rules promulgated by the SEC.
(2)	Unless otherwise noted, all shares listed are owned of record and the record owner has sole voting and investment power, subject to community property laws where applicable.
(3)	The address of Bamburgh Holdings LLC is 9030 West Sahara Avenue, #128, Las Vegas, Nevada 89117. Nicholas Filardo, the sole member of Bamburgh Holdings LLC, is deemed to have shared voting and investment power over the shares of our common stock owned by Bamburgh Holdings LLC.
(4)	The address of General Hemp, LLC is 2015 Tuttle Avenue, Suite A, Sarasota, Florida 34239. Stuart Titus, the sole member of General Hemp LLC, is deemed to have shared voting and investment power over the shares of our common stock owned by Bamburgh Holdings LLC.
(5)	Bart Mackay is the sole member of each of Mercia Holdings, LLC and Mai Dun Limited, LLC. The address of each of Mai Dun Limited, LLC and Mercia Holdings, LLC is S. Rancho Drive, Suite A-7, Las Vegas, Nevada 89106. Bart Mackay, the sole member of Mai Dun Limited, LLC and Mercia Holdings, LLC is deemed to have shared voting and investment power over the shares of our common stock owned by each of Mai Dun Limited, LLC and Mercia Holdings, LLC.
(6)	The address of Medical Marijuana, Inc. is 2665 Ariane Drive, Suite 207, San Diego, California 92117. PhytoSPHERE Systems, LLC received 900,000 shares of our common stock on January 29, 2013, and distributed the shares pro rata to its sole owners, Medical Marijuana, Inc. (80%) and Hemp Deposit and Distribution Corporation (20%).
(7)	The address of PhytoSPHERE Systems, LLC is 2665 Ariane Drive, Suite 207, San Diego, California 92117.

Equity Compensation Plan Information

As of December 31, 2011 and December 31, 2012, the Company did not have any equity securities authorized for issuance pursuant to any equity compensation plan.

Vote Required and Recommendation of the Board of Directors

Each of the four director nominees must be elected by a plurality of votes cast by holders of our common stock entitled to vote at the Annual Meeting.

The Board unanimously recommends that you vote “for” the nominees identified above.

14

PROPOSAL 2: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Board has selected Anton & Chia, LLP (“Anton & Chia”) to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2013. Anton & Chia has served as our independent registered public accounting firm since May 3, 2013. Representatives of Anton & Chia are expected to be at the Annual Meeting, will have an opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

The selection of our independent registered public accounting firm is not required to be submitted for shareholder approval. Nonetheless, the Board is seeking ratification of its selection of Anton & Chia as a matter of further involving our shareholders in our corporate affairs. If the shareholders do not ratify this selection, the Board will reconsider its selection of Anton & Chia and will either continue to retain the firm or appoint a new independent registered public accounting firm. Even if the selection is ratified, the Board may, in its sole discretion, determine to appoint a different independent registered public accounting firm at any time during the year if it determines that such a change would be in our and our shareholders’ best interests.

Vote Required

The affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote at the Annual Meeting, at which a quorum is present, is required to approve this proposal. Proxies solicited by the Board will be voted for this proposal unless you specify otherwise in your proxy.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the ratification of Anton & Chia, LLP as the Company’s independent registered public accounting firm.

CHANGE IN THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM

On May 7, 2013, the “Company dismissed Turner, Stone and Company, LLP (“Turner Stone”) as the Company’s independent registered public accounting firm which dismissal was approved by the Board on May 3, 2013.

During the fiscal years ended December 31, 2012 and December 31, 2011, and through the filing of this proxy statement, Turner Stone’s reports on the Company’s financial statements did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles except, Turner Stone’s audit report for the years ended December 31, 2012 and 2011, stated that certain conditions raised substantial doubt about the Company’s ability to continue as a going concern. Additionally, Turner Stone issued a letter dated April 12, 2013, informing us of a material weakness in our internal controls. A copy of this letter is filed as Exhibit 16.2 to the Company’s Current Report on Form 8-K filed on May 14, 2013 (the “Form 8-K”).

During the fiscal years ended December 31, 2012 and 2011, and through the filing of this proxy statement, (i) there were no disagreements with Turner Stone on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Turner Stone, would have caused Turner Stone to make reference to the subject matter of the disagreement in its reports on our consolidated financial statements for such years or any subsequent interim period through the date of this proxy statement, and (ii) there was one reportable event related to the material weakness referred to above.

The above information regarding the change in our independent registered public accounting firm was previously disclosed by us in the Form 8-K. We provided Turner Stone with a copy of the disclosures in the Form 8-K and requested that Turner Stone furnish to us a letter addressed to the SEC stating whether or not it agrees with the above statements made by us in response to Item 304(a) of Regulation S-K. A copy of the letter, dated May 8, 2013, is filed as Exhibit 16.1 to the Form 8-K.

15

On May 3, 2013, the Board approved the engagement of Anton & Chia as its independent registered public accounting firm. During the fiscal years ended December 31, 2012 and 2011, and the subsequent interim period through May 6, 2013, the date of engagement of Anton & Chia, the Company did not consult with Anton & Chia regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement (as defined in paragraph (a)(1)(iv) of Item 304 of Regulation S-K and the related instructions thereto) or a reportable event (as described in paragraph (a)(1)(v) of Item 304 of Regulation S-K).

AUDIT FEES

Independent Registered Public Accounting Firm and Fees

The following table summarizes the fees of Turner Stone, our independent registered public accounting firm through the fiscal year ended 2012, billed to us for each of the last two fiscal years for audit services and billed to us in each of the last two years for other services:

Fee Category	2012	2011
Audit Fees(1)	$16,230	$30,085
Audit-Related Fees(2)	$0	$0
Tax Fees(3)	$0	$0
All Other Fees(4)	$0	$0

(1) Audit fees includes the audit of our annual financial statements, review of financial statements included in our Form 10-Q quarterly reports and services that are normally provided by the independent auditors in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

(2) Audit-related fees consist of assurance and related services by the independent auditors that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the SEC and other accounting consulting.

(3) Tax fees consist of professional services rendered by our independent auditors for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

(4) All other fees consist of fees for other miscellaneous items.

As of the date of this proxy statement we have incurred audit fees in the amount of $2,500 from Anton & Chia. Our Board has adopted a procedure for pre-approval of all fees charged by our independent auditors. Under the procedure, the Board approves the engagement letter with respect to audit, tax and review services. Other fees are subject to pre-approval by the Board, or, in the period between meetings, by a designated member of Board. Any such approval by the designated member is disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2011 and 2012 were pre-approved by the entire Board.

16

Proposal 3

Reincorporation of the Company in Delaware

On May 24, 2013, the Board approved, and recommends that the shareholders approve, a proposal to merge the Company into a newly-organized, wholly-owned Delaware subsidiary, CannaVEST Corp., and to effectuate a change in our state of incorporation from Texas to Delaware (the “Reincorporation”), subject to approval and adoption by our shareholders of the Agreement and Plan of Merger (“Plan of Merger”) in substantially the form of Appendix A to this proxy statement. After the shareholders have approved the proposed Plan of Merger, the Company will be merged into CannaVEST Corp., and CannaVEST Corp. will be the surviving corporation (“CannaVEST Delaware”). CannaVEST Delaware currently has no operations. YOU ARE URGED TO READ CAREFULLY THIS PROXY STATEMENT, INCLUDING EACH RELATED APPENDIX REFERENCED IN THIS SECTION AND ATTACHED HERETO BEFORE VOTING ON THE REINCORPORATION.

The following summary describes the principal reasons for this proposal, provides a brief comparison of rights as a shareholder in a Texas and Delaware corporation and describes the mechanics for how the reincorporation would be accomplished if approved.

Background

The Company was incorporated in Texas in 2010. However, the State of Delaware has long been the leader in adopting, construing and implementing comprehensive, flexible corporation laws conducive to the operational needs and independence of corporations domiciled in that state. The corporation law of Delaware is widely regarded as the most extensive and well-defined body of corporate law in the United States. Both the legislature and the courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware judiciary has acquired considerable expertise in dealing with complex corporate issues. Moreover, the Delaware courts have repeatedly shown their willingness to accelerate the resolution of such complex corporate issues within the very limited time available to meet the needs of parties engaged in corporate litigation. It is anticipated that the Delaware General Corporation Law (the “DGCL”) will continue to be interpreted and construed in significant court decisions, thus lending greater predictability and guidance in managing and structuring the internal affairs of a corporation and its relationships and contacts with others. For a discussion of certain differences in shareholder rights and the powers of management under Delaware and Texas law, see “Summary Comparison of Rights” below.

Summary Comparison of Rights

In forming CannaVEST Delaware, the Board has generally sought to keep the existing material rights of shareholders in the Texas corporation (“CannaVEST Texas”) intact to the extent possible. Where the Board has approved a change in the rights for CannaVEST Delaware, the Delaware rights have been created in a way that is considered to be consistent with rights for a newly-public Delaware corporation.

The following summary compares certain of these rights in CannaVEST Delaware and CannaVEST Texas.

	CannaVEST Texas	CannaVEST Delaware

Capital Stock

• Authorized shares	190 million shares of common stock; 10 million shares of preferred stock	Same

• Par value	$0.0001 per share	Same

• Designated preferred stock	None	Same

• Voting rights for common stock	One vote per share	Same

17

• Cumulative voting	Per Texas law, cumulative voting will be permitted if expressly authorized by the corporation’s Certificate of Formation; CannaVEST Texas’ Certificate of Formation, as amended, does not authorize cumulative voting	Same

• Dividend rights	Holders of common stock have the right to receive dividends when and if declared by the Board	Same

Board of Directors

• Election of Directors	Plurality Vote	Same

• Classification of board/term	Board is not classified; directors serve one-year term	Same

• Number of directors	Bylaws provide that the Board and/or the shareholders have authority to set the number of directors; currently set at four	Same

• Removal of directors	Directors may be removed with or without “cause” by a shareholder vote	Same

• Filling board vacancies	Vacancies may be filled by the Board

Vacancies may be filled only by the Board (unless there are no directors or the directors then in office constitute less than a majority of the Board, in which case vacancies may be filled by the shareholders)

• Indemnification	The corporation is obligated to indemnify directors to the full extent permitted by applicable law	Same

Shareholder Rights

• Shareholder calling special meetings	Holders of 10% or more of outstanding shares may call a special meeting	Same except that holders of 5% or more of outstanding shares may call a special meeting in certain circumstances

• Ability to act by written consent	Any shareholder action may be taken by written consent signed by the holders of outstanding shares having no less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted	Same

18

• Advance notice required for proposing business at a meeting	Notice must generally be provided to the President, Vice President or the Secretary of the Company at least 10 days before the meeting date	Notice must generally be provided to the President, Chief Executive Officer, Chairman of the Board, any Vice President or the Secretary of the Company between 35 and 120 days before the meeting date

• Appraisal rights	Shareholders may have rights of appraisal in a merger or sale of the Company; these rights will be limited if the Company’s shares are listed on a national securities exchange	Same

• Bylaw amendments	Bylaws may generally be amended by the Board subject to the power of the shareholders to change or repeal any such Bylaws	Bylaws may generally be amended by the Board or the shareholders

Mechanics of the Reincorporation

To complete the Reincorporation, CannaVEST Texas will merge with and into CannaVEST Delaware, with CannaVEST Texas disappearing and CannaVEST Delaware continuing as the surviving entity. If the Reincorporation is approved and implemented, upon effectiveness of the Reincorporation each outstanding share of CannaVEST Texas common stock will automatically be converted into one share of CannaVEST Delaware common stock. There are no outstanding shares of CannaVEST Texas preferred stock and no options to purchase any shares of the capital stock of CannaVEST Texas are issued and outstanding. As of the date of this proxy statement no equity compensation plans have been approved by CannaVEST Texas’ security holders and there are no arrangements or plans in which CannaVEST Texas provides pension, retirement or similar benefits to its directors or executive officers.

After the Effective Date, the Certificate of Incorporation of CannaVEST Delaware, the form of which is attached hereto as Appendix B (the “Certificate of Incorporation”), and the Bylaws of CannaVEST Delaware, the form of which is attached hereto as Appendix C (“Bylaws”), will govern the surviving corporation. All references to the Certificate of Incorporation and Bylaws are qualified by and subject to the more complete information set forth therein. Certain changes in the rights of the shareholders of the Company will result under Delaware law and the new Certificate of Incorporation and Bylaws. See “Summary Comparison of Rights” above.

In connection with the Reincorporation, our corporate name will not change and we will continue to do business as “CannaVEST Corp.” The Reincorporation will not result in any change in the business, location, management, assets, liabilities or net worth of CannaVEST Texas, nor will it result in any change in location of CannaVEST Texas employees, including CannaVEST Texas’s management. After the change of domicile, the daily business operations of the Company will continue as they are presently conducted at the Company’s principal executive offices located in Las Vegas, Nevada. The consolidated financial condition and results of operations of CannaVEST Texas immediately after the Reincorporation is completed will be the same as those of CannaVEST Texas immediately prior to the consummation of the Reincorporation. The capitalization of the Company immediately after completion of the Reincorporation will be the same as immediately prior to the Reincorporation. In addition, upon the effectiveness of the Reincorporation, the Board of Directors of CannaVEST Delaware will consist of those persons currently serving on the Board of CannaVEST Texas and the individual serving as the executive officer of CannaVEST Texas immediately prior to the Reincorporation will continue as executive officer of CannaVEST Delaware.

19

Prior to the Reincorporation, CannaVEST Texas will seek to obtain any requisite consents from parties with whom it may have material contractual arrangements. Assuming such consents are obtained, CannaVEST Texas’s rights and obligations under such material contractual arrangements will continue and be assumed by CannaVEST Texas.

If approved, the Company expects that the Reincorporation would be effected shortly after the annual meeting. The Reincorporation will become effective upon filing merger documents in Delaware and Texas, which are expected to be made as soon as practicable following shareholder approval. However, this proposal allows the Board to abandon the Reincorporation at any time prior to completion if the Board determines that the Reincorporation has become inadvisable for any reason. The Plan of Merger, which will give effect to the Reincorporation and which is attached to this proxy statement as Appendix A, may also be amended at any time prior to its effectiveness, provided that the Company must re-solicit the shareholder approval of the Reincorporation if the terms of the Plan of Merger are changed in any material respect.

No Exchange of Share Certificates Required

The Reincorporation and resulting change in domicile will not require holders of common stock to do anything to exchange their shares of common stock of CannaVEST Texas into shares of common stock of CannaVEST Delaware; shares of CannaVEST Texas common stock will automatically represent the same number of shares of common stock in CannaVEST Delaware. As soon as practicable upon or after the change of domicile, however, holders of common stock who desire may elect to exchange their share certificates. Detailed instructions concerning the procedures to follow for exchanging stock certificates will be sent to shareholders who request such information following the Reincorporation.

Potential Interests of Directors and Officers

The Company’s directors and officers have no separate interests in this proposal that would be expected to differ materially from the general interests of the Company’s shareholders.

Certain U.S. Federal Income Tax Considerations of the Reincorporation

The following discussion addresses certain U.S. federal income tax considerations that are generally applicable to U.S. holders (as defined below) of common stock of the Company who receive common stock of CannaVEST Delaware in exchange for their common stock of the Company in the Reincorporation. This discussion addresses only those shareholders who hold their common stock as a capital asset within the meaning of Section 1221 of the Internal Revenue Code of 1986, as amended (the “Code”), and does not address all the U.S. federal income tax consequences that may be relevant to particular shareholders in light of their individual circumstances or to shareholders that are subject to special rules, including, without limitation:

•	financial institutions, insurance companies, regulated investment companies or real estate investment trusts;
•	pass-through entities or investors in such entities;
•	tax-exempt organizations;
•	dealers in securities or currencies, or traders in securities that elect to use a mark-to-market method of accounting;
•	persons that hold common stock as part of a straddle or as part of a hedging, integrated, constructive sale or conversion transaction;
•	persons who are not U.S. holders;
•	persons that have a functional currency other than the U.S. dollar;
•	persons who acquired their shares of common stock through the exercise of an employee stock option or otherwise as compensation;
•	persons whose common stock is “qualified small business stock” for purposes of Section 1202 of the Code; and
•	persons who are subject to the alternative minimum tax.

20

For purposes of this discussion, the term “U.S. holder” means a beneficial owner of common stock that is:

•	a citizen or resident of the United States;
•	a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized under the laws of the U.S. or any of its political subdivisions;
•	a trust that (1) is subject to the supervision of a court within the U.S. and the control of one or more U.S. persons or (2) has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person; or
•	an estate that is subject to U.S. federal income tax on its income regardless of its source.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of common stock, the U.S. federal income tax consequences to each partner generally will depend on the status of the partner and the activities of the partnership and the partner. Partners holding our common stock and partners in such partnerships should consult their own tax advisors with respect to the U.S. federal income tax consequences of the Reincorporation.

The following discussion does not address the tax consequences of transactions effected prior to or after the Reincorporation (whether or not such transactions are in connection with the Reincorporation).

The following discussion is based on the interpretation of the Code, applicable Treasury Regulations, judicial authority and administrative rulings and practice, all as of the date hereof. The Internal Revenue Service (the “IRS”) is not precluded from adopting a contrary position. In addition, there can be no assurance that future legislative, judicial or administrative changes or interpretations will not adversely affect the accuracy of the statements and conclusions set forth herein. Any such changes or interpretations could be applied retroactively and could affect the tax consequences of the Reincorporation to the Company, CannaVEST Delaware and/or the Company’s shareholders. A ruling from the IRS will not be requested in connection with the Reincorporation.

EACH SHAREHOLDER IS URGED TO CONSULT HIS OR HER OWN TAX ADVISORS TO DETERMINE PARTICULAR FEDERAL TAX CONSEQUENCES TO SUCH SHAREHOLDERS OF THE REINCORPORATION, AS WELL AS THE APPLICABILITY AND EFFECT OF STATE, LOCAL, FOREIGN AND OTHER LAWS.

Subject to the limitations, qualifications and exceptions described herein, and assuming the Reincorporation qualifies as a reorganization within the meaning of Section 368(a) of the Code, the U.S. federal income tax consequences of the Reincorporation will be as follows:

•	No gain or loss will be recognized by holders of the common stock of the Company upon receipt of common stock of CannaVEST Delaware pursuant to the Reincorporation;
•	The aggregate tax basis of the common stock of CannaVEST Delaware received by each shareholder of the Company in the Reincorporation will be equal to the aggregate tax basis of the common stock of the Company surrendered in exchange therefor;
•	The holding period of the common stock of CannaVEST Delaware received by each shareholder of the Company will include the period for which such shareholder held the common stock of the Company surrendered in exchange therefor, provided that such common stock of the Company was held by such shareholder as a capital asset at the time of the Reincorporation; and
•	No gain or loss will be recognized by the Company or CannaVEST Delaware as a result of the Reincorporation.

A U.S. holder of the Company’s shares may be required to attach a statement to its tax returns for the year of the Reincorporation that contains the information listed in Treasury Regulation Section 1.368-3T(b) and may be required to maintain a permanent record of facts relating to the merger. Such information includes, among other things, the shareholder’s tax basis in the shareholder’s share of common stock of the Company and the fair market value of the shareholder’s share of common stock of the Company immediately prior to the Reincorporation.

21

Securities Act Consequences

Following the Reincorporation, CannaVEST Delaware will be a publicly-held company, its common stock will be traded in the same manner as prior to the Reincorporation and it will file with the SEC and provide to its holders of common stock the same type of information that we had previously filed and provided. The shares of CannaVEST Delaware are expected to continue to be traded without interruption on the over-the-counter bulletin board market following the Reincorporation under our current symbol, “CANV”. Shareholders whose stock in the Company is freely tradeable before the Reincorporation will continue to have freely tradeable shares of the surviving corporation. Shareholders holding restricted securities of the Company will be subject to the same restrictions on transfer as those to which their present shares of stock in the Company are subject. Under Rule 144 of the Securities Act of 1933, as amended, the holding period for restricted shares of CannaVEST Delaware common stock received in exchange for the Company’s common stock will include the period during which the Company’s common stock was held. In summary, CannaVEST Delaware and its shareholders will generally be in the same respective positions under the federal securities laws after the merger as were the Company and its shareholders prior to the merger.

Effect on Current Market Value of Company’s Stock

We do not know of any reason why implementation of the Reincorporation and the conversion of shares of capital stock of the Company into shares of capital stock of CannaVEST Delaware would cause the market value, if any, of CannaVEST Delaware’s common stock following the Reincorporation to be different from the present market value of the outstanding shares of the capital stock of the Company.

Dissenter’s Rights

Under Texas law, shareholders are entitled to appraisal rights in connection with the Reincorporation under Chapter 10, Subchapter H of the Texas Business Organizations Code (“Subchapter H”), provided that they comply with the conditions established by Subchapter H. However, because the Reincorporation is not intended to have any material effect upon the Company’s business or financial condition, the Company reserves its right to abandon the Reincorporation for any reason at any time before the merger becomes effective, and would expect to do so if the holders of a substantial number of shares of our common stock entitled to exercise such dissenter’s rights do so.

The discussion below is a summary regarding appraisal rights under Texas law but is not a complete statement of the law regarding dissenters’ rights under Texas law and is qualified in its entirety by reference to the text of the relevant provisions of Texas law, which are attached hereto as Appendix D. Shareholders intending to exercise appraisal rights should carefully review Appendix D. Failure to precisely follow any of the statutory procedures set forth in Appendix D may result in a termination or waiver of these rights.

A shareholder who makes the demand described below with respect to such shares, owns such shares at the time of such demand, continuously is the record holder of such shares through the effective time of the Reincorporation (or who is the valid transferee of such shares in accordance with the provisions of Subchapter H), who otherwise complies with the statutory requirements of Subchapter H and who neither votes in favor of the Reincorporation nor consents thereto in writing will be entitled to an appraisal by court of competent jurisdiction in Williamson County, Texas, of the fair value of his, her or its shares of common stock. All references in this summary of appraisal rights to a “shareholder” or “holders of shares of common stock” are to the record holder or holders of shares of our common stock. Except as described herein, shareholders will not be entitled to appraisal rights in connection with the Reincorporation.

Any written objection to the Reincorporation and any demand for appraisal must be executed by or for the shareholder of record, fully and correctly, as such shareholder’s name appears on the stock certificate. If the shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, this demand must be executed by or for the fiduciary. If the shares are owned by or for more than one person, as in a joint tenancy or tenancy in common, such demand must be executed by or for all joint owners. An authorized agent, including an agent for two or more joint owners, may execute the demand for appraisal for a shareholder of record. However, the agent must identify the record owner and expressly disclose the fact that, in exercising the demand, he is acting as agent for the record owner. A person having a beneficial interest in common stock held of record in the name of another person, such as shares of stock held in a voting trust or by a nominee, must act promptly, in such person’s own name, to follow the steps summarized below in a timely manner to perfect whatever appraisal rights the beneficial owners may have.

22

Under Section 10.355 Subchapter H, if a merger is to be submitted for approval at a meeting of shareholders, such as the Annual Meeting, a constituent corporation must notify each of the holders of its stock for whom appraisal rights are available that such appraisal rights are available and include in each such notice a copy of Subchapter H. Such notice must accompany the meeting notice. This proxy statement shall constitute such notice to the record holders of common stock.

Shareholders who desire to exercise their appraisal rights must satisfy all of the conditions of Subchapter H. Those conditions include the following:

•	Shareholders electing to exercise appraisal rights must vote “against” the Reincorporation. Voting “for” the Reincorporation will result in the waiver of appraisal rights. Also, because a submitted proxy not marked “against” or “abstain” will be voted “for” the Reincorporation, the submission of a proxy not marked “against” or “abstain” will result in the waiver of appraisal rights.

•	A written objection to the Reincorporation must be addressed to the president and secretary of the Company and delivered to our principal executive offices located at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, before the Annual Meeting. The written objection to the Reincorporation should specify the shareholder’s name and an address to which notice of effectiveness of the action should be delivered or mailed, and that the shareholder’s right to dissent will be exercised if the Reincorporation takes effect. The written objection to the Reincorporation is in addition to and separate from a vote against the Reincorporation. That is, failure to return your proxy or voting against the Reincorporation will not satisfy your obligation to make a written objection to the Reincorporation.

•	Within 10 days after the effective time of the Reincorporation, CannaVEST Delaware, as the surviving company, will provide notice of the effective time of the Reincorporation to all shareholders who have complied with Subchapter H and have not voted in favor of the Reincorporation. Not later than the 20th day after the date CannaVEST Delaware sends the shareholder such notice of the effective time of the Reincorporation, shareholders electing to exercise appraisal rights must address a demand in writing to the president and secretary of the Company and deliver such demand to our principal executive offices located at 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146. The demand must state (i) that the shareholder is demanding payment of the fair value of the shares of common stock for which the right of appraisal is sought, (ii) the number and class of the shares of capital stock owned by the shareholder and the fair value of the capital stock as estimated by the shareholder, and (iii) an address to which a notice relating to the dissent and appraisal procedures under Subchapter H may be sent.

•	Not later than the 20th day after the date the shareholder delivers a demand to the CannaVEST Delaware, the shareholder must submit to CannaVEST Delaware the stock certificates representing all shares of capital stock to which the demand relates for notation thereon that such demand has been made.

Within 20 days after receipt by CannaVEST Delaware of a demand by the dissenting shareholder for payment of the fair value of his shares, we shall deliver or mail to the dissenting shareholder a written notice that CannaVEST will either: (i) pay the amount claimed within 90 days after the date the merger is effected upon the surrender of the duly endorsed certificates; or (ii) offer to pay some other amount as the fair value within 120 days after the date the merger was effected, upon receipt of notice within 90 days after the date the merger was effected from the shareholder that he, she or it will accept such amount in exchange for surrender of his, her or its duly endorsed certificates. If the Company and the dissenting shareholder can agree upon the fair value, such value will be paid and the dissenting shareholder shall cease to have any interest in such shares or in the corporation.

23

If agreement as to the fair value cannot be reached, either the dissenting shareholder or the Company may, within the time limits prescribed by Section 10.361 of Subchapter H, file a petition in a court of competent jurisdiction in Williamson County, Texas, asking for a finding and determination of the fair value of such shares. Such petition must be filed not later than the 150th day after the date the merger is effected. Court costs will be allocated between the parties in such manner as the court shall determine to be fair and equitable.

If a petition for an appraisal is timely filed by a shareholder and a copy thereof is served upon CannaVEST Delaware, CannaVEST Delaware will then be obligated, within 10 days after service, to file with the clerk of the court in which the petition was filed a list containing the names and addresses of all shareholders who have demanded an appraisal of their shares and with whom agreements as to the value of their shares have not been reached. Notice of a hearing on the petition for an appraisal will be given to the all such dissenting shareholders at the address provided on the list. At the hearing on such petition, the court will determine which shareholders are entitled to appraisal rights. If the court decides shareholders are entitled to appraisal rights, the court will appoint one or more qualified appraisers to determine the fair value of the shares of CannaVEST Texas common stock owned by such shareholders as of the date preceding the Reincorporation.

No representation is made as to the outcome of the appraisal of fair value as determined by the relevant court, and shareholders should recognize that such an appraisal could result in a determination of a value higher or lower than, or the same as, the consideration they would receive in the Reincorporation. The cost of the appraisal proceeding may be determined by the court and taxed against the dissenting shareholder(s) and/or CannaVEST Delaware as the court deems equitable under the circumstances.

Any shareholder who has duly demanded appraisal in compliance with Subchapter H will not, after the effective time of the Reincorporation, be entitled to vote for any purpose any shares subject to such demand or to receive payment of dividends or other distributions on such shares, except for dividends or distributions payable to shareholders of record at a date before the effective time of the Reincorporation. Any shareholder will have the right to withdraw his, her or its demand for appraisal before payment for such shares has been made pursuant to Subchapter H.

Failure by any shareholder to comply fully with the procedures described above and set forth in Appendix D may result in termination of such shareholder’s appraisal rights. In view of the complexity of exercising appraisal rights under Texas law, any shareholder considering exercising these rights should consult with legal counsel. For more information about appraisal rights, see the provisions of Subchapter H, attached hereto as Appendix D.

Vote Required

The affirmative vote of a majority of the outstanding shares of common stock of the Company is required to approve this proposal. Proxies solicited by the Board will be voted for this proposal, unless you specify otherwise in your proxy.

Your broker will NOT be able to vote your shares with respect to the proposed merger and change of corporate domicile from Texas to Delaware if you have not provided directions to your broker. We strongly encourage you to submit your voting instruction card and exercise your right to vote as a shareholder.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote “FOR” the Reincorporation and the change in the state of incorporation from Texas to Delaware.

24

Proposal 4

Advisory Vote to Approve Named Executive Officer Compensation

In accordance with Section 14a of the Exchange Act, the Company is providing shareholders with an advisory (non-binding) vote on compensation programs, that is sometimes referred to as “say on pay,” for our sole executive officer, Michael Mona, Jr. (the “Named Executed Officer”). Accordingly, you may vote on the following resolution at the 2013 Annual Meeting of Shareholders:

"RESOLVED, that the compensation paid to the Named Executed Officer, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion is hereby APPROVED."

This vote is non-binding. The Board intends to consider the outcome of the vote when making future executive compensation decisions and, in particular, to consider any significant negative voting results to the extent they can determine the cause or causes for such votes. The Board has determined that, until the next vote on the frequency of shareholder votes on executive compensation, the Company will hold future advisory votes on executive compensation every 3 years.

As discussed above, Mr. Mona has not been compensated to date. The Company anticipates entering into an Employment Agreement to establish a monthly salary with Mr. Mona once the Company has successfully received funding.

Shareholders are encouraged to read the accompanying compensation tables and the related narrative disclosure for more information about the Company's executive compensation program.

Vote Required

The affirmative vote of the holders of a majority of the shares of the Company’s common stock present in person or by proxy and entitled to vote at the Annual Meeting will be required for the approval, on an advisory basis, of the Named Executive Officer compensation.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends that you vote "FOR" the approval of the Named Executive Officer compensation as disclosed in the accompanying compensation tables and the related narrative disclosure.

25

Proposal 5

Advisory Vote to as to Whether the Advisory Vote to Approve Named Executive Officer Compensation

Should Take Place Every 1, 2 or 3 Years

In accordance with Section 14a of the Exchange Act, the Company is providing shareholders with an advisory (non-binding) vote as to whether the advisory vote to approve Named Executive Officer compensation should occur every 1, 2 or 3 years. The Board recommends that shareholders vote to hold an advisory vote on executive compensation every third year.

The Board has determined that holding an advisory vote on executive compensation every 3 years is the most appropriate policy for the Company at this time, and therefore recommends that future shareholder advisory votes on executive compensation occur every 3 years. In formulating its recommendation, the Board’s decision was influenced by the fact that at this time our Named Executive Officer does not receive any compensation.

While this shareholder vote on the frequency of future advisory votes on the compensation of our Named Executive Officers is merely advisory and will not be binding upon the Company or the Board, we value the opinions of our shareholders and will consider the outcome of the vote when considering the frequency with which the compensation of our Named Executive Officers will be subject to an advisory, non-binding shareholder vote. The Board may decide that it is in the best interests of our shareholders and the Company to hold an advisory vote to approve the compensation of our Named Executive Officers more or less frequently than the option approved by our shareholders.

Vote Required

The frequency of the advisory, non-binding stockholder advisory vote to approve the compensation of our named executive officers will be selected by a plurality of “for” votes properly cast in person or by proxy by the holders of our common stock. The option (every one, two or three years) receiving the highest number of “for” votes will be considered the frequency recommended by the shareholders of the Company. Abstentions and broker non-votes will have no effect on the outcome of this Proposal No. 5.

Recommendation of the Board of Directors

The Board recommends that shareholders vote “for” a frequency period of every 3 years for future advisory votes on the compensation of our Named Executive Officer.

26

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors, nominees for director, nominees for director or officers, anyone who has served as a director or officer at any time since the beginning of the last fiscal year, nor any associate or affiliate of the foregoing, have any substantial interest, direct or indirect, other than elections to office, in any matter to be acted upon as described in this proxy statement.

SHAREHOLDERS’ PROPOSALS

Shareholders may submit nominations for directors or proposals on matters appropriate for shareholder action at our subsequent annual meetings consistent with Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. For such proposals or nominations to be considered timely, they must be received in writing by our secretary no later than 120 days before the date on which the Company first sent its proxy materials for the prior year’s annual meeting of shareholders (i.e. this proxy statement). For such proposals or nominations to be considered in the proxy statement and proxy relating to the 2014 annual meeting of shareholders they must be received by us not later than February 25, 2014. Such proposals should be directed to CannaVEST Corp., 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, Attn: Secretary. Any proposal may be included in next year’s proxy materials only if such proposal complies with the rules and regulations promulgated by the SEC. Nothing in this section shall be deemed to require us to include in our proxy statement or our proxy relating to any annual meeting any shareholder proposal or nomination that does not meet all of the requirements for inclusion established by the SEC.

OTHER BUSINESS

The Board knows of no matter other than those described herein that will be presented for consideration at the Annual Meeting. However, should any other matters properly come before the Meeting or any adjournments thereof, it is the intention of the person(s) named in the accompanying proxy to vote in accordance with their best judgment in the interest of the Company.

MISCELLANEOUS

We will bear all costs incurred in the solicitation of proxies. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, the Internet or personally, without additional compensation. We may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of shares of our common stock held of record by such persons, and we may reimburse such brokerage houses and other custodians, nominees and fiduciaries for their out-of-pocket expenses incurred in connection therewith. We have not engaged a proxy solicitor.

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for shareholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker or the Company that they or the Company will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares. We will also deliver a separate copy of this proxy statement to any shareholder upon written request. Similarly, shareholders who have previously received multiple copies of disclosure documents may write to the address or call the phone number listed below to request delivery of a single copy of these materials in the future. You can notify the Company by sending a written request to Michael Mona, Jr., secretary of the Company, 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, by registered, certified or express mail or by calling the Company at (866) 290-2157.

27

AVAILABILITY OF ADDITIONAL INFORMATION

Along with this proxy statement, we have provided each shareholder entitled to vote a copy of our Annual Report on Form 10-K for our year ended December 31, 2012. The Annual Report on Form 10-K is not to be deemed part of this proxy statement except to the extent it is explicitly incorporated by reference herein. We will provide, without charge, a copy of our Annual Report on Form 10-K for the year ended December 31, 2012, upon the written or oral request of any shareholder or beneficial owner of our common stock. Written requests should be directed to the following address: CannaVEST Corp., 2688 South Rainbow Avenue, Suite B, Las Vegas, Nevada 89146, Attn: Secretary. Telephonic requests should be directed to (866) 290-2157.

We file annual, quarterly and current reports, proxy statements, and other information with the SEC. You may read and copy any materials we file with the SEC at the SEC’s Public Reference Room at 100 F Street N.E., Washington, D.C. 20549-2521. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-732-0330. The SEC maintains a website at http://www.sec.gov that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

Las Vegas, Nevada

June 24, 2013

By Order of the Board of Directors

/s/ Michael Mona, Jr.

Michael Mona, Jr., Secretary

28

APPENDIX A

PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER

This AGREEMENT AND PLAN OF MERGER (the “Merger Agreement”), dated as of _________ __, 2013, is made and entered into by and between CannaVEST Corp., a Texas corporation (“CannaVEST (Texas)”), and CannaVEST Corp., a Delaware corporation (“CannaVEST (Delaware)”). CannaVEST (Texas) and CannaVEST (Delaware) are hereinafter sometimes collectively referred to as the “Constituent Corporations.”

WITNESSETH:

WHEREAS, CannaVEST (Texas) is the sole stockholder of CannaVEST (Delaware);

WHEREAS, CannaVEST (Texas), as the sole stockholder of CannaVEST (Delaware), desires to effect a merger of CannaVEST (Texas) with and into CannaVEST (Delaware) pursuant to the provisions of the Texas Business Organizations Code (the “TBOC”) and the General Corporation Law of the State of Delaware (the “DGCL”);

WHEREAS, the respective Boards of Directors of CannaVEST (Texas) and CannaVEST (Delaware) have determined that it is advisable and in the best interest of each of such corporations, the shareholders of CannaVEST (Texas) and the sole stockholder of CannaVEST (Delaware) that CannaVEST (Texas) merge with and into CannaVEST (Delaware) upon the terms and subject to the conditions set forth in this Merger Agreement;

WHEREAS, the Board of Directors of CannaVEST (Texas) has, by resolution duly adopted, approved this Merger Agreement and directed that this Merger Agreement be executed by the undersigned officer and that this Merger Agreement be submitted to the shareholders of CannaVEST (Texas) for their consideration and adoption;

WHEREAS, the Board of Directors of CannaVEST (Delaware) has, by resolution duly adopted, approved this Merger Agreement and directed that this Merger Agreement be executed by the undersigned officer and that this Merger Agreement be submitted to the sole stockholder of CannaVEST (Delaware) for its consideration and adoption;

WHEREAS, CannaVEST (Texas), in its capacity as the sole stockholder of CannaVEST (Delaware), has adopted and approved this Merger Agreement; and

WHEREAS, it is the express intention of the Constituent Corporations that: (i) this Merger Agreement, and the adoption of resolutions by the appropriate persons on behalf of each of the Constituent Corporations authorizing and approving the merger of CannaVEST (Texas) with and into CannaVEST (Delaware), constitute a plan of reorganization for purposes of Sections 368(a), 354(a) and 361(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and corresponding provisions of applicable state laws (and successor provisions); and (ii) the merger of CannaVEST (Texas) with and into CannaVEST (Delaware) pursuant to this Merger Agreement is to be treated as a reorganization pursuant to Section 368(a)(1)(F) of the Code and corresponding provisions of applicable state laws (and successor provisions).

NOW, THEREFORE, in consideration of the mutual covenants, agreements and provisions herein contained, the parties agree that CannaVEST (Texas) shall be merged with and into CannaVEST (Delaware) and that the terms and conditions of the merger, the mode of carrying the merger into effect, the manner of converting the shares of the Constituent Corporations and certain other provisions relating to the merger shall be as set forth in this Merger Agreement:

A-1

ARTICLE I

THE MERGER

Section 1.01.  Surviving Corporation.  Subject to the terms and provisions of this Merger Agreement, and in accordance with the applicable Sections of the TBOC and the DGCL, at the Effective Date and Time (as defined in Section 1.07 of this Merger Agreement), CannaVEST (Texas) shall be merged with and into CannaVEST (Delaware) (the “Merger”). CannaVEST (Delaware) shall be the surviving corporation (hereinafter sometimes called the “Surviving Corporation”) of the Merger and shall continue its corporate existence under the laws of the State of Delaware. At the Effective Date and Time, the separate corporate existence of CannaVEST (Texas) shall cease.

 Section 1.02.  Effects of the Merger.  At the Effective Date and Time, the Merger shall have the effects provided for in this Merger Agreement and in Section 259 of the DGCL and Section 10.008 of the TBOC.

 Section 1.03.  Certificate of Incorporation.  As of the Effective Date and Time, the Certificate Incorporation of CannaVEST (Delaware), as in effect immediately prior to the Effective Date and Time, shall be amended and superseded in its entirety by the Amended Certificate of Incorporation attached hereto as Annex I, which Amended Certificate of Incorporation shall become, at the Effective Date and Time, the certificate of incorporation of the Surviving Corporation until thereafter duly amended in accordance with the provisions thereof and applicable law.

 Section 1.04.  Bylaws.  As of the Effective Date and Time, the Bylaws of CannaVEST (Delaware), as in effect immediately prior to the Effective Date and Time, shall be the bylaws of the Surviving Corporation until thereafter duly amended in accordance with the provisions thereof, the certificate of incorporation of the Surviving Corporation and applicable law.

 Section 1.05.  Directors of the Surviving Corporation.  At and after the Effective Date and Time and until changed in the manner provided in the bylaws of the Surviving Corporation or as otherwise provided by the certificate of incorporation of the Surviving Corporation or applicable law, the number of directors of the Surviving Corporation shall be the number of directors of CannaVEST (Texas) immediately prior to the Effective Date and Time. At the Effective Date and Time, each individual who is a director of CannaVEST (Texas) immediately prior to the Effective Date and Time shall become a director of the Surviving Corporation and each such individual shall serve as a director of the Surviving Corporation for the balance of the term for which such individual was elected a director of CannaVEST (Texas) and until his or her successor is duly elected and qualified in the manner provided in the bylaws of the Surviving Corporation or as otherwise provided by the certificate of incorporation of the Surviving Corporation or applicable law or until his or her earlier death, resignation or removal in the manner provided in the bylaws of the Surviving Corporation or as otherwise provided by the certificate of incorporation of the Surviving Corporation or applicable law.

Section 1.06.  Officers of the Surviving Corporation.  At the Effective Date and Time, each individual who is an officer of CannaVEST (Texas) immediately prior to the Effective Date and Time shall become an officer of the Surviving Corporation, with each such individual to hold the same office in the Surviving Corporation, in accordance with the bylaws of the Surviving Corporation, as he or she held in CannaVEST (Texas) immediately prior to the Effective Date and Time.

Section 1.07.  Effective Date and Time.  The Merger shall become effective in accordance with the provisions of Sections 252 and 103 of the DGCL and Section 10.007 of the TBOC and, upon the later to occur of: (a) the filing of a certificate of merger with the Secretary of State of the State of Texas; and (b) the filing of a certificate of merger with the Secretary of State of the State of Delaware. The date and time when the Merger shall become effective is referred to in this Merger Agreement as the “Effective Date and Time.”

Section 1.08.  Additional Actions.  If, at any time after the Effective Date and Time, the Surviving Corporation shall consider or be advised that any further conveyances, assignments, transfers, deeds or other instruments or further acts are necessary or proper (a) to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation, title to and possession of any property or right of CannaVEST (Texas) acquired or to be acquired by reason of, or as a result of, the Merger, or (b) otherwise to carry out the purposes of this Merger Agreement, CannaVEST (Texas) and its proper officers and directors shall be deemed to have granted hereby to the Surviving Corporation an irrevocable power of attorney to execute and deliver all such further conveyances, assignments, transfers, deeds and other instruments and to do all such further acts as are necessary and proper to vest, perfect or confirm title to and the possession of such property or right in the Surviving Corporation and otherwise to carry out the purposes of this Merger Agreement; and the proper officers and directors of the Surviving Corporation are hereby fully authorized in the name of CannaVEST (Texas) or otherwise to take any and all such actions as contemplated by this Section 1.08.

A-2

ARTICLE II

MANNER, BASIS AND EFFECT OF CONVERTING SHARES

Section 2.01.  Conversion of Shares.  At the Effective Date and Time:

(a)	Each share of Common Stock, par value $0.0001 per share (the “CannaVEST (Texas) Shares”), of CannaVEST (Texas) issued and outstanding immediately prior to the Effective Date and Time shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into one fully paid and non-assessable Common Share, par value $0.0001 per share (the “CannaVEST (Delaware) Common Shares”), of CannaVEST (Delaware);

(b)	Each CannaVEST (Texas) Share held in the treasury of CannaVEST (Texas) immediately prior to the Effective Date and Time shall, by virtue of the Merger and without any action on the part of CannaVEST (Texas), be converted into one fully paid and non-assessable CannaVEST (Delaware) Common Share and shall be held in the treasury of the Surviving Corporation; and

(c)	Each CannaVEST (Delaware) Common Share, issued and outstanding immediately prior to the Effective Date and Time shall, by virtue of the Merger and without any action on the part of CannaVEST (Texas), be canceled and retired and shall cease to exist, and shall not be converted into shares or other securities of the Surviving Corporation or the right to receive cash or any other property or rights.

Section 2.02.  Effect of Conversion.

(a)	At and after the Effective Date and Time, each share certificate which immediately prior to the Effective Date and Time represented outstanding CannaVEST (Texas) Shares (a “Texas Certificate”) shall be deemed for all purposes to evidence ownership of, and to represent, the number of CannaVEST (Delaware) Common Shares into which the CannaVEST (Texas) Shares represented by such Texas Certificate immediately prior to the Effective Date and Time have been converted pursuant to Section 2.01 of this Merger Agreement. The registered holder of any Texas Certificate outstanding immediately prior to the Effective Date and Time, as such holder appears in the books and records of CannaVEST (Texas), or of the transfer agent in respect of the CannaVEST (Texas) Shares, immediately prior to the Effective Date and Time, shall, until such Texas Certificate is surrendered for transfer or exchange, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends or other distributions on the CannaVEST (Delaware) Common Shares into which the CannaVEST (Texas) Shares represented by any such Texas Certificate have been converted pursuant to Section 2.01 of this Merger Agreement.

(b)	Each holder of a Texas Certificate shall, upon the surrender of such Texas Certificate to CannaVEST (Delaware), or the transfer agent in respect of the CannaVEST (Delaware) Common Shares, for cancellation after the Effective Date and Time, be entitled to receive from CannaVEST (Delaware), or the transfer agent in respect of the CannaVEST (Delaware) Common Shares, a certificate (a “Delaware Certificate”) representing the number of CannaVEST (Delaware) Common Shares into which the CannaVEST (Texas) Shares represented by such Texas Certificate have been converted pursuant to Section 2.01 of this Merger Agreement. If any such Texas Certificate is to be issued in a name other than that in which the Texas Certificate surrendered for exchange is registered, such exchange shall be conditioned upon (i) the Texas Certificate so surrendered being properly endorsed or otherwise in proper form for transfer and (ii) the person requesting such exchange either paying any transfer or other taxes required by reason of the issuance of the Texas Certificate in a name other than that of the registered holder of the Texas Certificate surrendered, or establishing to the satisfaction of CannaVEST (Delaware), or the transfer agent in respect of the CannaVEST (Delaware) Common Shares, that such tax has been paid or is not applicable.

(c)	Where no Texas Certificate has been issued in the name of a holder of CannaVEST (Texas) Shares, a “book entry” (i.e., a computerized or manual entry) shall be made in the shareholder records of CannaVEST (Delaware) to evidence the issuance to such holder of an equal number of CannaVEST (Delaware) Common Shares.

A-3

ARTICLE III

ADOPTION; AMENDMENT; TERMINATION; MISCELLANEOUS

Section 3.01.  Adoption by Stockholders of CannaVEST (Texas) and CannaVEST (Delaware).  This Merger Agreement shall be submitted to the shareholders of CannaVEST (Texas) for their consideration and adoption by written consent in accordance with the provisions of Section 6.201 of the TBOC and Section 252 of the DGCL. This Merger Agreement has been approved and adopted by the sole stockholder of CannaVEST (Delaware) by written consent in accordance with the provisions of Section 252 of the DGCL. Upon approval of this Merger Agreement by the shareholders of CannaVEST (Texas) and the sole stockholder of CannaVEST (Delaware), the certificates of merger shall be filed with the Secretary of State of the State of Texas and the Secretary of State of the State of Delaware, as contemplated by Section 1.07 of this Merger Agreement.

Section 3.02.  Amendment.  Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the Constituent Corporations, after authorization of such action by the Boards of Directors of the Constituent Corporations, at any time prior to the filing of certificates of merger, as contemplated by Section 1.07 of this Merger Agreement, with the Secretary of State of the State of Texas and with the Secretary of State of the State of Delaware, except that after the adoption of this Merger Agreement by the stockholders of CannaVEST (Texas) contemplated by Section 3.01 of this Merger Agreement, there shall be no amendments to this Merger Agreement that would: (a) alter or change the amount or kind of shares or other property or rights to be received by the holders of any class or series of shares of either of the Constituent Corporations in the Merger; (b) alter or change any term of the Amended Certificate of incorporation or the Bylaws of CannaVEST (Delaware) to be effected by the Merger; or (c) alter or change any of the terms and conditions of this Merger Agreement if such alteration or change would adversely affect the holders of any class or series of shares of either of the Constituent Corporations.

Section 3.03.  Termination and Abandonment.  At any time prior to the filing of certificates of merger, as contemplated by Section 1.07 of this Merger Agreement, with the Secretary of State of the State of Texas and with the Secretary of State of the State of Delaware, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either CannaVEST (Delaware) or CannaVEST (Texas), or both, notwithstanding adoption of this Merger Agreement by the shareholders of CannaVEST (Texas).

Section 3.04.  Counterparts.  This Merger Agreement may be executed in one or more counterparts, each of which shall be deemed to be a duplicate original, but all of which, taken together, shall be deemed to constitute a single instrument.

Section 3.05.  Designated Agent in Delaware.  The Surviving Corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of CannaVEST (Texas), as well as for enforcement of any obligation of the Surviving Corporation arising from the Merger. The Surviving Corporation has irrevocably appointed an agent to accept service of process in any such suit or other proceeding and such agent’s information is on file with the Secretary of State of the State of Delaware.

[Remainder of page intentionally left blank]

A-4

IN WITNESS WHEREOF, CannaVEST (Texas) and CannaVEST (Delaware) have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first written above.

CannaVEST Corp.,	CannaVEST Corp.,
a Texas corporation	a Delaware corporation
By:	By:
Name: Michael Mona, Jr.	Name: Michael Mona, Jr.
Title: President	Title: President

A-5

APPENDIX B

CERTIFICATE OF INCORPORATION

OF CANNAVEST DELAWARE

CERTIFICATE OF INCORPORATION

OF

CANNAVEST CORP.

The undersigned, a natural person (the “Sole Incorporator”), for the purpose of organizing a corporation to conduct the business and promote the purposes hereunder stated, under the provisions and subject to the requirements of the laws of the State of Delaware, hereby certifies that:

ARTICLE I.

The name of the corporation is CannaVEST Corp. (the “Corporation”).

ARTICLE II.

The address of the registered office of the Corporation in the State of Delaware is 2711 Centerville Road, Suite 400, Wilmington, Delaware 19808, County of New Castle and the name of the registered agent of the Corporation in the State of Delaware at such address is Corporation Service Company.

ARTICLE III.

The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware (“DGCL”).

ARTICLE IV.

The Corporation is authorized to issue two classes of shares of stock to be designated as “Common Stock” and “Preferred Stock.” The total number of shares that the Corporation shall have the authority to issue is Two Hundred Million (200,000,000). The total number of shares of Common Stock shall be One Hundred Ninety Million (190,000,000), and each such share shall have a par value of $0.0001; and the total number of shares of Preferred Stock shall be Ten Million (10,000,000), and each such share shall have a par value of $0.0001.

(a) Common Stock. The Corporation is authorized to issue shares of Common Stock from time to time, which shall have all of the rights normally associated with shares of common stock under the DGCL.

(b) Preferred Stock. The Corporation is authorized to issue shares of Preferred Stock from time to time in one or more series or classes, each such share or class to have such distinctive designation or title as may be fixed by resolution of the Board of Directors of the Corporation (the “Board”), duly adopted prior to the issuance of any shares thereof. Each such series or class shall have such voting powers, if any, and such preferences and/or other special rights, with such qualifications, limitations or restrictions of such preferences and/or rights as shall be stated in the resolution or resolutions providing for the issuance of such series or class of shares of Preferred Stock.

ARTICLE V.

The Board is authorized to make, adopt, amend, alter or repeal the Bylaws of the Corporation (the “Bylaws”). The stockholders shall also have power to make, adopt, amend, alter or repeal the Bylaws.

B-1

ARTICLE VI.

The business and affairs of the Corporation shall be managed by or under the direction of the Board. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the Bylaws, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation. Election of directors need not be by written ballot, unless the Bylaws so provide.

ARTICLE VII.

The name and mailing address of the Sole Incorporator are as follows:

Michael Mona, Jr.

2688 South Rainbow Avenue, Suite B

Las Vegas, Nevada 89146

ARTICLE VIII.

A. To the fullest extent permitted by applicable law, as the same exists or as may hereafter be amended, a director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director.

B. The Corporation shall indemnify to the fullest extent permitted by law any person made or threatened to be made a party to an action or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that he, his testator or intestate is or was a director or officer of the Corporation or any predecessor of the Corporation, or serves or served at any other enterprise as a director or officer at the request of the Corporation or any predecessor to the Corporation.

C. Neither any amendment nor repeal of this Article VIII nor the adoption of any provision of the Corporation’s Certificate of Incorporation inconsistent with this Article VIII, shall eliminate or reduce the effect of this Article VIII in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this Article VIII, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

ARTICLE IX.

The Corporation reserves the right to amend or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon a stockholder herein are granted subject to this reservation.

B-2

IN WITNESS WHEREOF, this Certificate of Incorporation has been subscribed this ____ day of ______, 2013, by the undersigned who affirms that the statements made hereto are true and correct.

_____________________________________

Michael Mona, Jr., Sole Incorporator

B-3

APPENDIX C

BYLAWS OF CANNAVEST DELAWARE

C-1

BYLAWS

OF

CannaVEST Corp.
(a Delaware corporation)

C-2

i

ARTICLE VI INDEMNIFICATION OF DIRECTORS AND OFFICERS		12
6.1	Right to Indemnification.	12
6.2	Right of Claimant to Bring Action Against the Corporation.	13
6.3	Non-Exclusivity.	13
6.4	Indemnification Contracts.	13
6.5	Insurance.	13
6.6	Survival of Indemnification.	13
6.7	Effect of Amendment.	14
6.8	Saving Clause.	14
ARTICLE VII RECORDS AND REPORTS		14
7.1	Maintenance and Inspection of Records.	14
7.2	Inspection by Directors.	14
ARTICLE VIII GENERAL MATTERS		15
8.1	Checks.	15
8.2	Execution of Corporate Contracts and Instruments.	15
8.3	Stock Certificates; Partly Paid Shares.	15
8.4	Special Designation on Certificates.	15
8.5	Lost Certificates.	16
8.6	Construction; Definitions.	16
8.7	Dividends.	16
8.8	Fiscal Year.	16
8.9	Seal.	16
8.10	Transfer of Stock.	16
8.11	Stock Transfer Agreements.	17
8.12	Registered Stockholders.	17
8.13	Facsimile Signature	17
ARTICLE IX AMENDMENTS		17

ii

BYLAWS
OF
CannaVEST Corp.

1.

CORPORATE OFFICES

(a)             Registered Office.

The registered office of the corporation shall be in the City of Wilmington County of New Castle, State of Delaware. The name of the registered agent of the corporation at such location is Corporation Service Company.

(b)             Other Offices.

The Board of Directors may at any time establish other offices at any place or places where the corporation is qualified to do business.

2.

MEETINGS OF STOCKHOLDERS

(a)             Place of Meetings.

Meetings of stockholders shall be held at any place, within or outside the State of Delaware, designated by the Board of Directors. In the absence of any such designation, stockholders’ meetings shall be held at the registered office of the corporation.

(b)             Annual Meeting.

The annual meeting of stockholders shall be held on such date, time and place, either within or without the State of Delaware, as may be designated by resolution of the Board of Directors each year. At the meeting, directors shall be elected and any other proper business may be transacted.

(c)             Special Meeting.

A special meeting of the stockholders may be called at any time by the Board of Directors, the chairman of the Board of Directors, the chief executive officer, the president or by one or more stockholders holding shares in the aggregate entitled to cast not less than ten percent (10%) of the votes at that meeting, as well as in the manner set forth in Article III, Section 3.4(b)(ii) for the purpose set forth therein.

If a special meeting is called by any person or persons other than the Board of Directors, the president, chief executive officer or the chairman of the Board of Directors, the request shall be in writing, specifying the time of such meeting and the general nature of the business proposed to be transacted, and shall be delivered personally or sent by registered mail or by telegraphic or other facsimile transmission to the chairman of the Board of Directors, the president, the chief executive officer, any vice president, or the secretary of the corporation. No business may be transacted at such special meeting otherwise than specified in such notice. The Board of Directors shall determine the time and place of such special meeting, which shall be held not less than thirty-five (35) nor more than one hundred twenty (120) days after the date of the receipt of the request. The officer receiving the request shall cause notice to be promptly given to the stockholders entitled to vote, in accordance with the provisions of Sections 2.4 and 2.5 of this Article II, that a meeting will be held at the time requested by the person or persons calling the meeting. If the notice is not given within sixty (60) days after the receipt of the request, the person or persons requesting the meeting may set the time and place of the meeting and give the notice. Nothing contained in this paragraph of this Section 2.3 shall be construed as limiting, fixing, or affecting the time when a meeting of stockholders called by action of the Board of Directors may be held.

1

(d)             Notice of Stockholders’ Meetings.

All notices of meetings with stockholders shall be in writing and shall be sent or otherwise given in accordance with Section 2.5 of these bylaws not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting. The notice shall specify the place (if any), date and hour of the meeting, and in the case of a special meeting, the purpose or purposes for which the meeting is called.

(e)             Manner of Giving Notice; Affidavit of Notice.

Written notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at his address as it appears on the records of the corporation. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic mail or other electronic transmission, in the manner provided in Section 232 of the Delaware General Corporation Law. An affidavit of the secretary or an assistant secretary or of the transfer agent of the corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

(f)             Quorum.

The holders of a majority of the shares of stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business except as otherwise provided by statute or by the certificate of incorporation. If, however, such quorum is not present or represented at any meeting of the stockholders, then either (a) the chairman of the meeting or (b) holders of a majority of the shares of stock entitled to vote who are present, in person or by proxy, shall have power to adjourn the meeting to another place (if any), date or time.

(g)             Adjourned Meeting; Notice.

When a meeting is adjourned to another place (if any), date or time, unless these bylaws otherwise require, notice need not be given of the adjourned meeting if the time and place (if any), thereof and the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present and vote at such adjourned meeting, are announced at the meeting at which the adjournment is taken. At the adjourned meeting the corporation may transact any business that might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the place (if any), date and time of the adjourned meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

(h)             Organization; Conduct of Business.

(i)             Such person as the Board of Directors may have designated or, in the absence of such a person, the President of the corporation or, in his or her absence, such person as may be chosen by the holders of a majority of the shares entitled to vote who are present, in person or by proxy, shall call to order any meeting of the stockholders and act as chairman of the meeting. The secretary of the corporation shall act as secretary of the meeting, but in the absence of the secretary of the corporation, the secretary of the meeting shall be such person as the chairman of the meeting appoints.

(ii)             The chairman of any meeting of stockholders shall determine the order of business and the procedure at the meeting, including the manner of voting and the conduct of business. The date and time of opening and closing of the polls for each matter upon which the stockholders will vote at the meeting shall be announced at the meeting.

2

(i)             Voting.

The stockholders entitled to vote at any meeting of stockholders shall be determined in accordance with the provisions of Section 2.12 of these bylaws, subject to the provisions of Sections 217 and 218 of the General Corporation Law of Delaware (relating to voting rights of fiduciaries, pledgors and joint owners of stock and to voting trusts and other voting agreements).

Except as may be otherwise provided in the certificate of incorporation or these bylaws, each stockholder shall be entitled to one vote for each share of capital stock held by such stockholder. All elections shall be determined by a plurality of the votes cast, and except as otherwise required by the certificate of incorporation or otherwise by law, all other matters shall be determined by a majority of the votes cast affirmatively or negatively.

(j)             Waiver of Notice.

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic mail or other electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice, or any waiver of notice by electronic transmission, unless so required by the certificate of incorporation or these bylaws.

(k)             Stockholder Action By Written Consent Without A Meeting.

Unless otherwise provided in the certificate of incorporation, any action required to be taken at any annual or special meeting of stockholders of the corporation, or any action that may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice, and without a vote if a consent in writing, setting forth the action so taken, is (i) signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and (ii) delivered to the corporation in accordance with Section 228(a) of the Delaware General Corporation Law.

Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated consent is delivered to the corporation, a written consent or consents signed by a sufficient number of holders to take action are delivered to the corporation in the manner prescribed in this Section. A telegram, cablegram, electronic mail or other electronic transmission consenting to an action to be taken and transmitted by a stockholder or proxyholder, or by a person or persons authorized to act for a stockholder or proxyholder, shall be deemed to be written, signed and dated for purposes of this Section to the extent permitted by law. Any such consent shall be delivered in accordance with Section 228(d)(1) of the Delaware General Corporation Law.

Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing (including by electronic mail or other electronic transmission as permitted by law). If the action which is consented to is such as would have required the filing of a certificate under any section of the General Corporation Law of Delaware if such action had been voted on by stockholders at a meeting thereof, then the certificate filed under such section shall state, in lieu of any statement required by such section concerning any vote of stockholders, that written notice and written consent have been given as provided in Section 228 of the General Corporation Law of Delaware.

3

(l)             Record Date for Stockholder Notice; Voting; Giving Consents.

In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not precede the date upon which the resolution fixing the record date is accepted by the Board of Directors and which record date:

(i)             in the case of determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty nor less than ten days before the date of such meeting;

(ii)            in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and

(iii)           in the case of determination of stockholders for any other action, shall not be more than 60 days prior to such other action.

If the Board of Directors does not so fix a record date:

(iv)           The record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held.

(v)            The record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is necessary, shall be the day on which the first written consent (including consent by electronic mail or other electronic transmission as permitted by law) is delivered to the corporation.

(vi)           The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, if such adjournment is for thirty (30) days or less; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

(m)             Proxies.

Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by an instrument in writing or by an electronic transmission permitted by law filed with the secretary of the corporation, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A proxy shall be deemed signed if the stockholder’s name is placed on the proxy (whether by manual signature, typewriting, facsimile, electronic or telegraphic transmission or otherwise) by the stockholder or the stockholder’s attorney-in-fact. The revocability of a proxy that states on its face that it is irrevocable shall be governed by the provisions of Section 212(e) of the General Corporation Law of Delaware.

3.

DIRECTORS

(a)             Powers.

Subject to the provisions of the General Corporation Law of Delaware and any limitations in the certificate of incorporation or these bylaws relating to action required to be approved by the stockholders or by the outstanding shares, the business and affairs of the corporation shall be managed and all corporate powers shall be exercised by or under the direction of the Board of Directors.

4

(b)             Number of Directors.

Upon the adoption of these bylaws, the number of directors constituting the entire Board of Directors shall be four (4). Thereafter, this number may be changed by a resolution of the Board of Directors or of the stockholders, subject to the certificate of incorporation and Section 3.4 of these bylaws. No reduction of the authorized number of directors shall have the effect of removing any director before such director’s term of office expires.

(c)             Election, Qualification and Term of Office of Directors.

(i)             Except as provided in Section 3.4 of these bylaws, and unless otherwise provided in the certificate of incorporation, directors shall be elected at each annual meeting of stockholders to hold office until the next annual meeting. Directors need not be stockholders unless so required by the certificate of incorporation or these bylaws, wherein other qualifications for directors may be prescribed. Each director, including a director elected to fill a vacancy, shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal. Unless otherwise specified in the certificate of incorporation, elections of directors need not be by written ballot.

(ii)            No person entitled to vote at an election for directors may cumulate votes to which such person is entitled, unless, at the time of such election, the corporation is subject to Section 2115(b) of the California General Corporation Law (“CGCL”).

(iii)           During such time or times that the corporation is subject to Section 2115(b) of the CGCL, every stockholder entitled to vote at an election for directors may cumulate such stockholder’s votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which such stockholder’s shares are otherwise entitled, or distribute the stockholder’s votes on the same principle among as many candidates as such stockholder thinks fit. No stockholder, however, shall be entitled to so cumulate such stockholder’s votes unless (a) the names of such candidate or candidates have been placed in nomination prior to the voting and (b) the stockholder has given notice at the meeting, prior to the voting, of such stockholder’s intention to cumulate such stockholder’s votes. If any stockholder has given proper notice to cumulate votes, all stockholders may cumulate their votes for any candidates who have been properly placed in nomination. Under cumulative voting, the candidates receiving the highest number of votes, up to the number of directors to be elected, are elected.

(d)             Resignation and Vacancies.

Any director may resign at any time upon written notice to the attention of the Secretary of the corporation. A resignation that is conditioned on the director failing to receive a specified vote for re-election as a director may provide that it is irrevocable. When one or more directors so resigns and the resignation is effective at a future date, subject to the certificate of incorporation, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office as provided in this section in the filling of other vacancies.

Unless otherwise provided in the certificate of incorporation or these bylaws:

(i)             Vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director.

5

(ii)           Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by a sole remaining director so elected.

If at any time, by reason of death or resignation or other cause, the corporation should have no directors in office, then any officer or any stockholder or an executor, administrator, trustee or guardian of a stockholder, or other fiduciary entrusted with like responsibility for the person or estate of a stockholder, may call a special meeting of stockholders in accordance with the provisions of the certificate of incorporation or these bylaws, or may apply to the Court of Chancery for a decree summarily ordering an election as provided in Section 211 of the General Corporation Law of Delaware.

If, at the time of filling any vacancy or any newly created directorship, the directors then in office constitute less than a majority of the whole Board of Directors (as constituted immediately prior to any such increase), then either:

(1)             the Court of Chancery may, upon application of any stockholder or stockholders holding at least 10% of the total number of the shares at the time outstanding having the right to vote for such directors, summarily order an election to be held to fill any such vacancies or newly created directorships, or to replace the directors chosen by the directors then in office as aforesaid, which election shall be governed by the provisions of Section 211 of the General Corporation Law of Delaware as far as applicable, or

(2)             if at such time the corporation is subject to Section 2115(b) of the CGCL, any holder or holders of an aggregate of five percent (5%) or more of the total number of shares at the time outstanding having the right to vote for those directors may call a special meeting of stockholders, or the Superior Court of the proper county of California shall, upon application of such stockholder or stockholders, summarily order a special meeting of the stockholders, to be held to elect the entire Board of Directors, all in accordance with Section 305(c) of the CGCL, and the term of office of any director shall terminate upon that election of a successor.

(e)             Place of Meetings; Meetings by Telephone.

The Board of Directors of the corporation may hold meetings, both regular and special, either within or outside the State of Delaware.

Unless otherwise restricted by the certificate of incorporation or these bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

(f)             Regular Meetings.

Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

(g)             Special Meetings; Notice.

Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the chairman of the Board of Directors, the chief executive officer, the president, the secretary or any two directors at such time as the Board is constituted with two or more directors. If the Board of Directors is constituted of one director, special meetings may also be called by the sole director.

6

Notice of the time and place of special meetings shall be delivered personally, by hand, by courier, or by telephone to each director or sent by first-class mail, facsimile, electronic transmission, or telegram, charges prepaid, addressed to each director at that director’s address as it is shown on the records of the corporation. If the notice is mailed, it shall be deposited in the United States mail at least four days before the time of the holding of the meeting. If the notice is delivered personally, by hand, by courier or by facsimile, electronic transmission, telephone or telegram, it shall be delivered at least forty-eight (48) hours before the time of the holding of the meeting. Any oral notice given personally or by telephone may be communicated either to the director or to a person at the office of the director who the person giving the notice has reason to believe will promptly communicate it to the director. The notice need not specify the purpose of the meeting. The notice need not specify the place of the meeting, if the meeting is to be held at the principal executive office of the corporation. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

(h)             Quorum.

At all meetings of the Board of Directors, a majority of the total number of directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute or by the certificate of incorporation. If a quorum is not present at any meeting of the Board of Directors, then the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present. Interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or at a meeting of a committee which authorizes a particular contract or transaction.

A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

(i)             Waiver of Notice.

Whenever notice is required to be given under any provision of the General Corporation Law of Delaware or of the certificate of incorporation or these bylaws, a written waiver thereof, signed by the person entitled to notice, or waiver by electronic mail or other electronic transmission by such person, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the directors, or members of a committee of directors, need be specified in any written waiver of notice unless so required by the certificate of incorporation or these bylaws.

(j)             Board Action By Written Consent Without A Meeting.

Unless otherwise restricted by the certificate of incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee. Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Any copy, facsimile or other reliable reproduction of a consent in writing may be substituted or used in lieu of the original writing for any and all purposes for which the original writing could be used, provided that such copy, facsimile or other reproduction shall be a complete reproduction of the entire original writing.

(k)             Fees and Compensation of Directors.

Unless otherwise restricted by the certificate of incorporation or these bylaws, the Board of Directors shall have the authority to fix the compensation of directors. No such compensation shall preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

7

(l)             Approval of Loans to Officers.

To the extent permitted by law, the corporation may lend money to, or guarantee any obligation of, or otherwise assist any officer or other employee of the corporation or of its subsidiary, including any officer or employee who is a director of the corporation or its subsidiary, whenever, in the judgment of the directors, such loan, guaranty or assistance may reasonably be expected to benefit the corporation. The loan, guaranty or other assistance may be with or without interest and may be unsecured, or secured in such manner as the Board of Directors shall approve, including, without limitation, a pledge of shares of stock of the corporation. Nothing in this section shall be deemed to deny, limit or restrict the powers of guaranty or warranty of the corporation at common law or under any statute.

(m)             Removal of Directors.

(i)             Subject to any limitations imposed by applicable law (and assuming the corporation is not subject to Section 2115 of the CGCL), the Board of Directors or any director may be removed from office at any time (i) with cause by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors or (ii) without cause by the affirmative vote of the holders of sixty-six and two-thirds percent (66-2/3%) of the shares then entitled to vote at an election of directors.

(ii)           During such time or times that the corporation is subject to Section 2115(b) of the CGCL, the Board of Directors or any individual director may be removed from office at any time without cause by the affirmative vote of the holders of at least a majority of the outstanding shares entitled to vote on such removal; provided, however, that unless the entire Board is removed, no individual director may be removed when the votes cast against such director’s removal, or not consenting in writing to such removal, would be sufficient to elect that director if voted cumulatively at an election which the same total number of votes were cast (or, if such action is taken by written consent, all shares entitled to vote were voted) and the entire number of directors authorized at the time of such director’s most recent election were then being elected.

(iii)          Whenever the holders of any class or series are entitled to elect one or more directors by the certificate of incorporation, the applicable provision of (a) or (b) above shall apply to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.

(n)             Chairman of the Board of Directors.

The corporation may have, at the discretion of the Board of Directors, a chairman of the Board of Directors who may or may not be considered an officer of the corporation, at the election of the Board of Directors.

(o)             Conduct of Business.

Meetings of the Board of Directors shall be presided over by the chairman of the Board of Directors, if any, or in his absence by a chairperson designated by the Board of Directors, or in the absence of such designation by a chairperson chosen at the meeting. The Secretary of the corporation shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

4.

COMMITTEES

(a)             Committees of Directors.

The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors, or in these bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it; but no such committee shall have the power or authority in reference to the following matters: (i) approving or adopting, or recommending to the stockholders, any action or matter expressly required by the General Corporate Law of Delaware to be submitted to stockholders for approval or (ii) adopting, amending or repealing any bylaw of the corporation.

8

(b)             Committee Minutes.

Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

(c)             Meetings and Action of Committees.

Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of Section 3.5 (place of meetings and meetings by telephone), Section 3.6 (regular meetings), Section 3.7 (special meetings and notice), Section 3.8 (quorum), Section 3.9 (waiver of notice), and Section 3.10 (action without a meeting) of these bylaws, with such changes in the context of such provisions as are necessary to substitute the committee and its members for the Board of Directors and its members; provided, however, that the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee, that special meetings of committees may also be called by resolution of the Board of Directors and that notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee. The Board of Directors may adopt rules for the governance of any committee not inconsistent with the provisions of these bylaws.

(d)             Subcommittees.

Unless otherwise provided in the certificate of incorporation, these bylaws or the resolutions of the Board designating the committee, a committee may create one or more subcommittees, each subcommittee to consist of one or more members of the committee, and delegate to a subcommittee any or all of the powers and authority of the committee.

5.

OFFICERS

(a)             Officers.

The officers of the corporation shall be a chief executive officer (who shall, unless another officer is appointed as such, also be the corporation’s president), a president, a secretary, a treasurer and a chief financial officer. The corporation may also have, at the discretion of the Board of Directors, one or more vice presidents, one or more assistant secretaries, one or more assistant treasurers, and any such other officers as may be appointed in accordance with the provisions of Section 5.3 of these bylaws. Any number of offices may be held by the same person.

(b)             Appointment of Officers.

The officers of the corporation, except such officers as may be appointed in accordance with the provisions of Sections 5.3 or 5.5 of these bylaws, shall be appointed by the Board of Directors, subject to the rights, if any, of an officer under any contract of employment.

9

(c)             Subordinate Officers.

The Board of Directors may appoint, or empower the chief executive officer or the president to appoint, such other officers and agents as the business of the corporation may require, each of whom shall hold office for such period, have such authority, and perform such duties as are provided in these bylaws or as the Board of Directors may from time to time determine.

(d)             Removal and Resignation of Officers.

Subject to the rights, if any, of an officer under any contract of employment, any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom the power of removal is conferred by the Board of Directors.

Any officer may resign at any time by giving written notice to the corporation. Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice; and, unless otherwise specified in that notice, the acceptance of the resignation shall not be necessary to make it effective. Any resignation is without prejudice to the rights, if any, of the corporation under any contract to which the officer is a party.

(e)             Vacancies in Offices.

Any vacancy occurring in any office of the corporation shall be filled by the Board of Directors.

(f)             Chief Executive Officer.

Subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the Board of Directors, if any, the chief executive officer of the corporation (if such an officer is appointed) shall, subject to the control of the Board of Directors, have general supervision, direction, and control of the business and the officers of the corporation. He or she shall preside at all meetings of the stockholders and, in the absence or nonexistence of a chairman of the Board of Directors, at all meetings of the Board of Directors and shall have the general powers and duties of management usually vested in the office of chief executive officer of a corporation and shall have such other powers and duties as may be prescribed by the Board of Directors or these bylaws.

(g)             President.

Should the Board of Directors designate an officer other than the chief executive officer as the president of the corporation, subject to such supervisory powers, if any, as may be given by the Board of Directors to the chairman of the Board of Directors (if any) or the chief executive officer, the president shall have general supervision, direction, and control of the business and other officers of the corporation. He or she shall have the general powers and duties of management usually vested in the office of president of a corporation and such other powers and duties as may be prescribed by the Board of Directors or these bylaws.

(h)             Vice Presidents.

In the absence or disability of the chief executive officer and president, the vice presidents, if any, in order of their rank as fixed by the Board of Directors or, if not ranked, a vice president designated by the Board of Directors, shall perform all the duties of the president and when so acting shall have all the powers of, and be subject to all the restrictions upon, the president. The vice presidents shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these bylaws, the chief executive officer, the president or the chairman of the Board of Directors.

(i)             Secretary and Assistant Secretary.

The secretary shall keep or cause to be kept, at the principal executive office of the corporation or such other place as the Board of Directors may direct, a book of minutes of all meetings and actions of directors, committees of directors, and stockholders. The minutes shall show the time and place of each meeting, the names of those present at directors’ meetings or committee meetings, the number of shares present or represented at stockholders’ meetings, and the proceedings thereof.

10

The secretary shall keep, or cause to be kept, at the principal executive office of the corporation or at the office of the corporation’s transfer agent or registrar, as determined by resolution of the Board of Directors, a share register, or a duplicate share register, showing the names of all stockholders and their addresses, the number and classes of shares held by each, the number and date of certificates evidencing such shares, and the number and date of cancellation of every certificate surrendered for cancellation.

The secretary shall give, or cause to be given, notice of all meetings of the stockholders and of the Board of Directors required to be given by law or by these bylaws. He or she shall keep the seal of the corporation, if one be adopted, in safe custody and shall have such other powers and perform such other duties as may be prescribed by the Board of Directors or by these bylaws. In the absence or disability of the Secretary, the Assistant Secretaries, if any, in order of their rank as fixed by the Board of Directors, or if not ranked, in the order of their election, shall perform all the duties of the Secretary and when so acting shall have all the powers of, and be subject to all the restrictions upon, the Secretary. The Assistant Secretaries shall have such other powers and perform such other duties as from time to time may be prescribed for them respectively by the Board of Directors, these bylaws, the chief executive officer, the president, the chairman of the Board of Directors, or the Secretary.

(j)             Chief Financial Officer.

Unless otherwise designated by the Board of Directors, the chief financial officer shall be the corporation’s treasurer. The chief financial officer shall keep and maintain, or cause to be kept and maintained, adequate and correct books and records of accounts of the properties and business transactions of the corporation, including accounts of its assets, liabilities, receipts, disbursements, gains, losses, capital retained earnings, and shares. The books of account shall at all reasonable times be open to inspection by any director.

The chief financial officer shall deposit all moneys and other valuables in the name and to the credit of the corporation with such depositories as may be designated by the Board of Directors. He or she shall disburse the funds of the corporation as may be ordered by the Board of Directors, shall render to the president, the chief executive officer, or the directors, upon request, an account of all his or her transactions as chief financial officer and of the financial condition of the corporation, and shall have other powers and perform such other duties as may be prescribed by the Board of Directors or the bylaws.

(k)             Representation of Shares of Other Corporations.

The chairman of the Board of Directors, the chief executive officer, the president, any vice president, the chief financial officer, the secretary or assistant secretary of this corporation, or any other person authorized by the Board of Directors or the chief executive officer or the president or a vice president, is authorized to vote, represent, and exercise on behalf of this corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of this corporation. The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by the person having such authority.

(l)             Authority and Duties of Officers.

In addition to the foregoing authority and duties, all officers of the corporation shall respectively have such authority and perform such duties in the management of the business of the corporation as may be designated from time to time by the Board of Directors or the stockholders.

11

6.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

(a)             Right to Indemnification.

Each person who was or is a party or is threatened to be made a party to or is involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative and whether by or in the right of the corporation or otherwise (a “proceeding”), by reason of the fact that he or she is or was a director or officer of the corporation or is or was serving at the request of the corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, including service with respect to an employee benefit plan, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the corporation (and any successor to the corporation by merger or otherwise) to the fullest extent authorized by, and subject to the conditions and (except as provided herein) procedures set forth in the Delaware General Corporation Law (or such other applicable law), as such applicable law exists or may hereafter be amended (but any such amendment shall not be deemed to limit or prohibit the rights of indemnification hereunder for past acts or omissions of any such person insofar as such amendment limits or prohibits the indemnification rights that said law permitted the corporation to provide prior to such amendment), against all expenses, liabilities and losses (including attorneys’ fees, judgments, fines, ERISA taxes or penalties and amounts paid or to be paid in settlement) actually and reasonably incurred or suffered by such person in connection therewith if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation (or in accordance with such other standard as may be required for such indemnification under applicable law), and, with respect to any criminal proceeding, had no reasonable cause to believe such person’s conduct was unlawful; provided, however, that the corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person (except for a suit or action pursuant to Section 6.2 hereof) only if such proceeding (or part thereof) was authorized by the Board of Directors or otherwise provided by applicable law. The termination of any proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful. Persons who are not directors or officers of the corporation and are not so serving at the request of the corporation may be similarly indemnified in respect of such service to the extent authorized at any time by the Board of Directors. The indemnification conferred in this Section 6.1 also shall include, if permitted by applicable law, the right to be paid by the corporation (and such successor) the expenses (including attorneys’ fees) incurred in the defense of or other involvement in any such proceeding in advance of its final disposition; provided, however, that, if and to the extent the Delaware General Corporation Law or such other applicable law requires, the payment of such expenses (including attorneys’ fees) incurred by a director or officer in advance of the final disposition of a proceeding shall be made only upon delivery to the corporation of an undertaking by or on behalf of such director or officer to repay all amounts so paid in advance if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section 6.1 or otherwise; and provided further, that such expenses incurred by other employees and agents may be so paid in advance upon such terms and conditions, if any, as the Board deems appropriate. To the extent that a present or former director or officer of the corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in this Section 6.1, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorney’s fees) actually and reasonably incurred by such person in connection therewith.

12

(b)             Right of Claimant to Bring Action Against the Corporation.

If a claim under Section 6.1 is not paid in full by the corporation within 60 days after a written claim has been received by the corporation, the claimant may at any time thereafter bring an action against the corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such action. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in connection with any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the corporation) that the claimant has not met the standards of conduct that make it permissible under the Delaware General Corporation Law (or any other applicable law) for the corporation to indemnify the claimant for the amount claimed or is otherwise not entitled to indemnification under Section 6.1, but the burden of proving such defense shall be on the corporation. The failure of the corporation to have made a determination (in the manner provided under the Delaware General Corporation Law or any other applicable law) prior to or after the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law (or any other applicable law) shall not be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct. Unless otherwise specified in an agreement with the claimant, an actual determination by the corporation (in the manner provided under the Delaware General Corporation Law or any other applicable law) after the commencement of such action that the claimant has not met such applicable standard of conduct shall not be a defense to the action.

(c)             Non-Exclusivity.

The rights to indemnification and advance payment of expenses provided by Section 6.1 hereof shall not be deemed exclusive of any other rights to which those seeking indemnification and advance payment of expenses may be entitled under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office.

(d)             Indemnification Contracts.

The Board of Directors is authorized to enter into a contract with any director, officer, employee or agent of the corporation, or any person serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including employee benefit plans, providing for indemnification rights equivalent to or, if the Board of Directors so determines, greater than, those provided for in this Article VI to the fullest extent not prohibited by the Delaware General Corporation Law or any other applicable law.

(e)             Insurance.

The corporation shall have power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, partner (limited or general) or agent of another corporation or of a partnership, joint venture, limited liability company, trust or other enterprise, against any liability asserted against such person or incurred by such person in any such capacity, or arising out of such person’s status as such, and related expenses, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the Delaware General Corporation Law or any other applicable law.

(f)             Survival of Indemnification.

The indemnification and advance payment of expenses and rights thereto provided by, or granted pursuant to, Section 6.1 hereof shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, partner or agent and shall inure to the benefit of the personal representatives, heirs, executors and administrators of such person.

13

(g)             Effect of Amendment.

Any amendment, repeal or modification of any provision of this Article VI by the stockholders and the directors of the corporation shall not adversely affect any right or protection of a director or officer of the corporation existing at the time of such amendment, repeal or modification.

(h)             Saving Clause.

If this Article VI, or any portion hereof, shall be invalidated on any ground by any court of competent jurisdiction, then the corporation shall nonetheless indemnify each director and officer to the full extent not prohibited by any applicable portion of this Article VI that shall not have been invalidated, or by any other applicable law. If this Article VI shall be invalid due to the application of the indemnification provisions of the corporations code of another jurisdiction than the State of Delaware, then the corporation shall indemnify each director and officer to the full extent permitted under the law of such jurisdiction.

7.

RECORDS AND REPORTS

(a)             Maintenance and Inspection of Records.

The corporation shall, either at its principal executive offices or at such place or places as designated by the Board of Directors, keep a record of its stockholders listing their names and addresses and the number and class of shares held by each stockholder, a copy of these bylaws as amended to date, accounting books, and other records.

Any stockholder of record, in person or by attorney or other agent, shall, upon written demand under oath stating the purpose thereof, have the right during the usual hours for business to inspect for any proper purpose the corporation’s stock ledger, a list of its stockholders, and its other books and records and to make copies or extracts therefrom. A proper purpose shall mean a purpose reasonably related to such person’s interest as a stockholder. In every instance where an attorney or other agent is the person who seeks the right to inspection, the demand under oath shall be accompanied by a power of attorney or such other writing that authorizes the attorney or other agent to so act on behalf of the stockholder. The demand under oath shall be directed to the corporation at its registered office in Delaware or at its principal place of business.

A complete list of stockholders entitled to vote at any meeting of stockholders, arranged in alphabetical order for each class of stock and showing the address of each such stockholder and the number of shares registered in each such stockholder’s name, shall be open to the examination of any such stockholder for a period of at least ten (10) days prior to the meeting in the manner provided by law. The stock list shall also be open to the examination of any stockholder during the whole time of the meeting as provided by law. This list shall presumptively determine the identity of the stockholders entitled to vote at the meeting and the number of shares held by each of them.

If at such time the corporation is subject to Section 2115(b) of the CGCL, the Board of Directors shall cause an annual report to be sent to the stockholders not later than one hundred twenty (120) days after the close of the fiscal year adopted by the corporation. Such report shall be sent at least fifteen (15) days (or, if sent by third-class mail, thirty-five (35) days) before the annual meeting of shareholders to be held during the next fiscal year and in the manner specified in these bylaws or otherwise permitted by law for giving notice to stockholders of the corporation. The annual report shall contain (i) a balance sheet as of the end of the fiscal year, (ii) an income statement, (iii) a statement of cash flows for the fiscal year, and (iv) any report of independent accountants or, if there is no such report, the certificate of an authorized officer of the corporation that the statements were prepared without audit from the books and records of the corporation. The foregoing requirement of an annual report shall be waived so long as the shares of the corporation are held by fewer than one hundred (100) holders of record.

(b)             Inspection by Directors.

Any director shall have the right to examine the corporation’s stock ledger, a list of its stockholders, and its other books and records for a purpose reasonably related to his or her position as a director. The Court of Chancery is hereby vested with the exclusive jurisdiction to determine whether a director is entitled to the inspection sought. The Court may summarily order the corporation to permit the director to inspect any and all books and records, the stock ledger, and the stock list and to make copies or extracts therefrom. The Court may, in its discretion, prescribe any limitations or conditions with reference to the inspection, or award such other and further relief as the Court may deem just and proper.

14

8.

GENERAL MATTERS

(a)             Checks.

From time to time, the Board of Directors shall determine by resolution which person or persons may sign or endorse all checks, drafts, other orders for payment of money, notes or other evidences of indebtedness that are issued in the name of or payable to the corporation, and only the persons so authorized shall sign or endorse those instruments.

(b)             Execution of Corporate Contracts and Instruments.

The Board of Directors, except as otherwise provided in these bylaws, may authorize any officer or officers, or agent or agents, to enter into any contract or execute any instrument in the name of and on behalf of the corporation; such authority may be general or confined to specific instances. Unless so authorized or ratified by the Board of Directors or within the agency power of an officer, no officer, agent or employee shall have any power or authority to bind the corporation by any contract or engagement or to pledge its credit or to render it liable for any purpose or for any amount.

(c)             Stock Certificates; Partly Paid Shares.

The shares of the corporation shall be represented by certificates, provided that the Board of Directors of the corporation may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Notwithstanding the adoption of such a resolution by the Board of Directors, every holder of stock represented by certificates and upon request every holder of uncertificated shares shall be entitled to have a certificate signed by, or in the name of the corporation by the chairman or vice-chairman of the Board of Directors, or the president or vice-president, and by the treasurer or an assistant treasurer, or the secretary or an assistant secretary of such corporation representing the number of shares registered in certificate form. Any or all of the signatures on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he or she were such officer, transfer agent or registrar at the date of issue.

The corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor. Upon the face or back of each stock certificate issued to represent any such partly paid shares, upon the books and records of the corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. Upon the declaration of any dividend on fully paid shares, the corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

(d)             Special Designation on Certificates.

If the corporation is authorized to issue more than one class of stock or more than one series of any class, then the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of the certificate that the corporation shall issue to represent such class or series of stock; provided, however, that, except as otherwise provided in Section 202 of the General Corporation Law of Delaware, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate that the corporation shall issue to represent such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests the powers, the designations, the preferences, and the relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.

15

(e)             Lost Certificates.

Except as provided in this Section 8.5, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the corporation and cancelled at the same time. The corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate previously issued by it, alleged to have been lost, stolen or destroyed, and the corporation may require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representative, to give the corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

(f)             Construction; Definitions.

Unless the context requires otherwise, the general provisions, rules of construction and definitions in the Delaware General Corporation Law shall govern the construction of these bylaws, except that if Section 2115(b) of the CGCL applies, the general provision rules of construction and definitions of the CGCL applicable pursuant to Section 2115(b) shall govern the construction of the affected section of these bylaws. Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

(g)             Dividends.

The directors of the corporation, subject to any restrictions contained in (a) the General Corporation Law of Delaware or, if Section 2115(b) of the CGCL applies, the CGCL or (b) the certificate of incorporation, may declare and pay dividends upon the shares of its capital stock. Dividends may be paid in cash, in property, or in shares of the corporation’s capital stock.

The directors of the corporation may set apart out of any of the funds of the corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve. Such purposes shall include but not be limited to equalizing dividends, repairing or maintaining any property of the corporation, and meeting contingencies.

(h)             Fiscal Year.

The fiscal year of the corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

(i)             Seal.

The corporation may adopt a corporate seal, which may be altered at pleasure, and may use the same by causing it or a facsimile thereof, to be impressed or affixed or in any other manner reproduced.

(j)             Transfer of Stock.

Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction in its books.

16

(k)             Stock Transfer Agreements.

The corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the corporation to restrict the transfer of shares of stock of the corporation of any one or more classes owned by such stockholders in any manner not prohibited by the General Corporation Law of Delaware.

(l)             Registered Stockholders.

The corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner, shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

(m)             Facsimile Signature.

In addition to the provisions for use of facsimile signatures elsewhere specifically authorized in these bylaws, facsimile signatures of any officer or officers of the corporation may be used whenever and as authorized by the Board of Directors or a committee thereof.

9.

AMENDMENTS

The bylaws of the corporation may be adopted, amended or repealed by the stockholders entitled to vote; provided, however, that the corporation may, in its certificate of incorporation, confer the power to adopt, amend or repeal bylaws upon the directors. The fact that such power has been so conferred upon the directors shall not divest the stockholders of the power, nor limit their power to adopt, amend or repeal bylaws.

17

CERTIFICATE OF ADOPTION OF BYLAWS
OF
CannaVEST Corp.

The undersigned hereby certifies that he is the duly elected, qualified and acting Secretary of CannaVEST Corp., a Delaware corporation (the “Corporation”), and that the foregoing Bylaws, comprising twenty-two (22) pages, were adopted as the Bylaws of the Corporation as of ______ ___, 2013 by unanimous written consent of the Board of Directors of the Corporation.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this ____ day of ______ 2013.

_______________________________________

Michael Mona, Jr., Secretary

18

APPENDIX D

DISSENTER’S RIGHTS

Texas Business Organizations Code, Chapter 10, Subchapter H, §§10.351-10.368.

SUBCHAPTER H. RIGHTS OF DISSENTING OWNERS Sec. 10.351. APPLICABILITY OF SUBCHAPTER. (a) This subchapter does not apply to a fundamental business transaction of a domestic entity if, immediately before the effective date of the fundamental business transaction, all of the ownership interests of the entity otherwise entitled to rights to dissent and appraisal under this code are held by one owner or only by the owners who approved the fundamental business transaction.(b) This subchapter applies only to a "domestic entity subject to dissenters' rights," as defined in Section 1.002. That term includes a domestic for-profit corporation, professional corporation, professional association, and real estate investment trust. Except as provided in Subsection (c), that term does not include a partnership or limited liability company. (c) The governing documents of a partnership or a limited liability company may provide that its owners are entitled to the rights of dissent and appraisal provided by this subchapter, subject to any modification to those rights as provided by the entity's governing documents.

Sec. 10.352. DEFINITIONS. In this subchapter:(1) "Dissenting owner" means an owner of an ownership interest in a domestic entity subject to dissenters' rights who:(A) provides notice under Section 10.356; and(B) complies with the requirements for perfecting that owner's right to dissent under this subchapter.(2) "Responsible organization" means:(A) the organization responsible for:(i) the provision of notices under this subchapter; and(ii) the primary obligation of paying the fair value for an ownership interest held by a dissenting owner;(B) with respect to a merger or conversion:(i) for matters occurring before the merger or conversion, the organization that is merging or converting; and(ii) for matters occurring after the merger or conversion, the surviving or new organization that is primarily obligated for the payment of the fair value of the dissenting owner's ownership interest in the merger or conversion;(C) with respect to an interest exchange, the organization the ownership interests of which are being acquired in the interest exchange; and(D) with respect to the sale of all or substantially all of the assets of an organization, the organization the assets of which are to be transferred by sale or in another manner.

Sec. 10.353. FORM AND VALIDITY OF NOTICE. (a) Notice required under this subchapter:(1) must be in writing; and(2) may be mailed, hand-delivered, or delivered by courier or electronic transmission.(b) Failure to provide notice as required by this subchapter does not invalidate any action taken.

Sec. 10.354. RIGHTS OF DISSENT AND APPRAISAL. (a) Subject to Subsection (b), an owner of an ownership interest in a domestic entity subject to dissenters' rights is entitled to:(1) dissent from:(A) a plan of merger to which the domestic entity is a party if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of merger;(B) a sale of all or substantially all of the assets of the domestic entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the sale;(C) a plan of exchange in which the ownership interest of the owner is to be acquired;(D) a plan of conversion in which the domestic entity is the converting entity if owner approval is required by this code and the owner owns in the domestic entity an ownership interest that was entitled to vote on the plan of conversion; or(E) a merger effected under Section 10.006 in which:(i) the owner is entitled to vote on the merger; or(ii) the ownership interest of the owner is converted or exchanged; and(2) subject to compliance with the procedures set forth in this subchapter, obtain the fair value of that ownership interest through an appraisal.(b) Notwithstanding Subsection (a), subject to Subsection (c), an owner may not dissent from a plan of merger or conversion in which there is a single surviving or new domestic entity or non-code organization, or from a plan of exchange, if:(1) the ownership interest, or a depository receipt in respect of the ownership interest, held by the owner is part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are, on the record date set for purposes of determining which owners are entitled to vote on the plan of merger, conversion, or exchange, as appropriate:(A) listed on a national securities exchange; or(B) held of record by at least 2,000 owners;(2) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner's ownership interest any consideration that is different from the consideration to be provided to any other holder of an ownership interest of the same class or series as the ownership interest held by the owner, other than cash instead of fractional shares or interests the owner would otherwise be entitled to receive; and(3) the owner is not required by the terms of the plan of merger, conversion, or exchange, as appropriate, to accept for the owner's ownership interest any consideration other than:(A) ownership interests, or depository receipts in respect of ownership interests, of a domestic entity or non-code organization of the same general organizational type that, immediately after the effective date of the merger, conversion, or exchange, as appropriate, will be part of a class or series of ownership interests, or depository receipts in respect of ownership interests, that are:(i) listed on a national securities exchange or authorized for listing on the exchange on official notice of issuance; or(ii) held of record by at least 2,000 owners;(B) cash instead of fractional ownership interests the owner would otherwise be entitled to receive; or(C) any combination of the ownership interests and cash described by Paragraphs (A) and (B).(c) Subsection (b) shall not apply to a domestic entity that is a subsidiary with respect to a merger under Section 10.006.

D-1

Sec. 10.355. NOTICE OF RIGHT OF DISSENT AND APPRAISAL. (a) A domestic entity subject to dissenters' rights that takes or proposes to take an action regarding which an owner has a right to dissent and obtain an appraisal under Section 10.354 shall notify each affected owner of the owner's rights under that section if:(1) the action or proposed action is submitted to a vote of the owners at a meeting; or(2) approval of the action or proposed action is obtained by written consent of the owners instead of being submitted to a vote of the owners.(b) If a parent organization effects a merger under Section 10.006 and a subsidiary organization that is a party to the merger is a domestic entity subject to dissenters' rights, the responsible organization shall notify the owners of that subsidiary organization who have a right to dissent to the merger under Section 10.354 of their rights under this subchapter not later than the 10th day after the effective date of the merger. The notice must also include a copy of the certificate of merger and a statement that the merger has become effective.(c) A notice required to be provided under Subsection (a) or (b) must:(1) be accompanied by a copy of this subchapter; and(2) advise the owner of the location of the responsible organization's principal executive offices to which a notice required under Section 10.356(b)(1) or (3) may be provided.(d) In addition to the requirements prescribed by Subsection (c), a notice required to be provided under Subsection (a)(1) must accompany the notice of the meeting to consider the action, and a notice required under Subsection (a)(2) must be provided to:(1) each owner who consents in writing to the action before the owner delivers the written consent; and(2) each owner who is entitled to vote on the action and does not consent in writing to the action before the 11th day after the date the action takes effect.(e) Not later than the 10th day after the date an action described by Subsection (a)(1) takes effect, the responsible organization shall give notice that the action has been effected to each owner who voted against the action and sent notice under Section 10.356(b)(1).

Sec. 10.356. PROCEDURE FOR DISSENT BY OWNERS AS TO ACTIONS; PERFECTION OF RIGHT OF DISSENT AND APPRAISAL. (a) An owner of an ownership interest of a domestic entity subject to dissenters' rights who has the right to dissent and appraisal from any of the actions referred to in Section 10.354 may exercise that right to dissent and appraisal only by complying with the procedures specified in this subchapter. An owner's right of dissent and appraisal under Section 10.354 may be exercised by an owner only with respect to an ownership interest that is not voted in favor of the action.(b) To perfect the owner's rights of dissent and appraisal under Section 10.354, an owner:(1) if the proposed action is to be submitted to a vote of the owners at a meeting, must give to the domestic entity a written notice of objection to the action that:(A) is addressed to the entity's president and secretary;(B) states that the owner's right to dissent will be exercised if the action takes effect;(C) provides an address to which notice of effectiveness of the action should be delivered or mailed; and(D) is delivered to the entity's principal executive offices before the meeting;(2) with respect to the ownership interest for which the rights of dissent and appraisal are sought:(A) must vote against the action if the owner is entitled to vote on the action and the action is approved at a meeting of the owners; and(B) may not consent to the action if the action is approved by written consent; and(3) must give to the responsible organization a demand in writing that:(A) is addressed to the president and secretary of the responsible organization;(B) demands payment of the fair value of the ownership interests for which the rights of dissent and appraisal are sought;(C) provides to the responsible organization an address to which a notice relating to the dissent and appraisal procedures under this subchapter may be sent;(D) states the number and class of the ownership interests of the domestic entity owned by the owner and the fair value of the ownership interests as estimated by the owner; and(E) is delivered to the responsible organization at its principal executive offices at the following time:(i) not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(e) that the action has taken effect, if the action was approved by a vote of the owners at a meeting;(ii) not later than the 20th day after the date the responsible organization sends to the owner the notice required by Section 10.355(d)(2) that the action has taken effect, if the action was approved by the written consent of the owners; or(iii) not later than the 20th day after the date the responsible organization sends to the owner a notice that the merger was effected, if the action is a merger effected under Section 10.006.(c) An owner who does not make a demand within the period required by Subsection (b)(3)(E) or, if Subsection (b)(1) is applicable, does not give the notice of objection before the meeting of the owners is bound by the action and is not entitled to exercise the rights of dissent and appraisal under Section 10.354.(d) Not later than the 20th day after the date an owner makes a demand under Subsection (b)(3), the owner must submit to the responsible organization any certificates representing the ownership interest to which the demand relates for purposes of making a notation on the certificates that a demand for the payment of the fair value of an ownership interest has been made under this section. An owner's failure to submit the certificates within the required period has the effect of terminating, at the option of the responsible organization, the owner's rights to dissent and appraisal under Section 10.354 unless a court, for good cause shown, directs otherwise.(e) If a domestic entity and responsible organization satisfy the requirements of this subchapter relating to the rights of owners of ownership interests in the entity to dissent to an action and seek appraisal of those ownership interests, an owner of an ownership interest who fails to perfect that owner's right of dissent in accordance with this subchapter may not bring suit to recover the value of the ownership interest or money damages relating to the action.

D-2

Sec. 10.357. WITHDRAWAL OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST. (a) An owner may withdraw a demand for the payment of the fair value of an ownership interest made under Section 10.356 before:(1) payment for the ownership interest has been made under Sections 10.358 and 10.361; or(2) a petition has been filed under Section 10.361.(b) Unless the responsible organization consents to the withdrawal of the demand, an owner may not withdraw a demand for payment under Subsection (a) after either of the events specified in Subsections (a)(1) and (2).

Sec. 10.358. RESPONSE BY ORGANIZATION TO NOTICE OF DISSENT AND DEMAND FOR FAIR VALUE BY DISSENTING OWNER. (a) Not later than the 20th day after the date a responsible organization receives a demand for payment made by a dissenting owner in accordance with Section 10.356(b)(3), the responsible organization shall respond to the dissenting owner in writing by:(1) accepting the amount claimed in the demand as the fair value of the ownership interests specified in the notice; or(2) rejecting the demand and including in the response the requirements prescribed by Subsection (c).(b) If the responsible organization accepts the amount claimed in the demand, the responsible organization shall pay the amount not later than the 90th day after the date the action that is the subject of the demand was effected if the owner delivers to the responsible organization:(1) endorsed certificates representing the ownership interests if the ownership interests are certificated; or(2) signed assignments of the ownership interests if the ownership interests are uncertificated.(c) If the responsible organization rejects the amount claimed in the demand, the responsible organization shall provide to the owner:(1) an estimate by the responsible organization of the fair value of the ownership interests; and(2) an offer to pay the amount of the estimate provided under Subdivision (1).(d) If the dissenting owner decides to accept the offer made by the responsible organization under Subsection (c)(2), the owner must provide to the responsible organization notice of the acceptance of the offer not later than the 90th day after the date the action that is the subject of the demand took effect.(e) If, not later than the 90th day after the date the action that is the subject of the demand took effect, a dissenting owner accepts an offer made by a responsible organization under Subsection (c)(2) or a dissenting owner and a responsible organization reach an agreement on the fair value of the ownership interests, the responsible organization shall pay the agreed amount not later than the 120th day after the date the action that is the subject of the demand took effect, if the dissenting owner delivers to the responsible organization:(1) endorsed certificates representing the ownership interests if the ownership interests are certificated; or(2) signed assignments of the ownership interests if the ownership interests are uncertificated.

Sec. 10.359. RECORD OF DEMAND FOR FAIR VALUE OF OWNERSHIP INTEREST. (a) A responsible organization shall note in the organization's ownership interest records maintained under Section 3.151 the receipt of a demand for payment from any dissenting owner made under Section 10.356.(b) If an ownership interest that is the subject of a demand for payment made under Section 10.356 is transferred, a new certificate representing that ownership interest must contain:(1) a reference to the demand; and(2) the name of the original dissenting owner of the ownership interest.

Sec. 10.360. RIGHTS OF TRANSFEREE OF CERTAIN OWNERSHIP INTEREST. A transferee of an ownership interest that is the subject of a demand for payment made under Section 10.356 does not acquire additional rights with respect to the responsible organization following the transfer. The transferee has only the rights the original dissenting owner had with respect to the responsible organization after making the demand.

D-3

Sec. 10.361. PROCEEDING TO DETERMINE FAIR VALUE OF OWNERSHIP INTEREST AND OWNERS ENTITLED TO PAYMENT; APPOINTMENT OF APPRAISERS. (a) If a responsible organization rejects the amount demanded by a dissenting owner under Section 10.358 and the dissenting owner and responsible organization are unable to reach an agreement relating to the fair value of the ownership interests within the period prescribed by Section 10.358(d), the dissenting owner or responsible organization may file a petition requesting a finding and determination of the fair value of the owner's ownership interests in a court in:(1) the county in which the organization's principal office is located in this state; or(2) the county in which the organization's registered office is located in this state, if the organization does not have a business office in this state.(b) A petition described by Subsection (a) must be filed not later than the 60th day after the expiration of the period required by Section 10.358(d).(c) On the filing of a petition by an owner under Subsection (a), service of a copy of the petition shall be made to the responsible organization. Not later than the 10th day after the date a responsible organization receives service under this subsection, the responsible organization shall file with the clerk of the court in which the petition was filed a list containing the names and addresses of each owner of the organization who has demanded payment for ownership interests under Section 10.356 and with whom agreement as to the value of the ownership interests has not been reached with the responsible organization. If the responsible organization files a petition under Subsection (a), the petition must be accompanied by this list.(d) The clerk of the court in which a petition is filed under this section shall provide by registered mail notice of the time and place set for the hearing to:(1) the responsible organization; and(2) each owner named on the list described by Subsection (c) at the address shown for the owner on the list.(e) The court shall:(1) determine which owners have:(A) perfected their rights by complying with this subchapter; and(B) become subsequently entitled to receive payment for the fair value of their ownership interests; and(2) appoint one or more qualified appraisers to determine the fair value of the ownership interests of the owners described by Subdivision (1).(f) The court shall approve the form of a notice required to be provided under this section. The judgment of the court is final and binding on the responsible organization, any other organization obligated to make payment under this subchapter for an ownership interest, and each owner who is notified as required by this section.(g) The beneficial owner of an ownership interest subject to dissenters' rights held in a voting trust or by a nominee on the beneficial owner's behalf may file a petition described by Subsection (a) if no agreement between the dissenting owner of the ownership interest and the responsible organization has been reached within the period prescribed by Section 10.358(d). When the beneficial owner files a petition described by Subsection (a): (1) the beneficial owner shall at that time be considered, for purposes of this subchapter, the owner, the dissenting owner, and the holder of the ownership interest subject to the petition; and (2) the dissenting owner who demanded payment under Section 10.356 has no further rights regarding the ownership interest subject to the petition.

Sec. 10.362. COMPUTATION AND DETERMINATION OF FAIR VALUE OF OWNERSHIP INTEREST. (a) For purposes of this subchapter, the fair value of an ownership interest of a domestic entity subject to dissenters' rights is the value of the ownership interest on the date preceding the date of the action that is the subject of the appraisal. Any appreciation or depreciation in the value of the ownership interest occurring in anticipation of the proposed action or as a result of the action must be specifically excluded from the computation of the fair value of the ownership interest.(b) In computing the fair value of an ownership interest under this subchapter, consideration must be given to the value of the domestic entity as a going concern without including in the computation of value any control premium, any minority ownership discount, or any discount for lack of marketability. If the domestic entity has different classes or series of ownership interests, the relative rights and preferences of and limitations placed on the class or series of ownership interests, other than relative voting rights, held by the dissenting owner must be taken into account in the computation of value.(c) The determination of the fair value of an ownership interest made for purposes of this subchapter may not be used for purposes of making a determination of the fair value of that ownership interest for another purpose or of the fair value of another ownership interest, including for purposes of determining any minority or liquidity discount that might apply to a sale of an ownership interest.

Sec. 10.363. POWERS AND DUTIES OF APPRAISER; APPRAISAL PROCEDURES. (a) An appraiser appointed under Section 10.361 has the power and authority that:(1) is granted by the court in the order appointing the appraiser; and(2) may be conferred by a court to a master in chancery as provided by Rule 171, Texas Rules of Civil Procedure.(b) The appraiser shall:(1) determine the fair value of an ownership interest of an owner adjudged by the court to be entitled to payment for the ownership interest; and(2) file with the court a report of that determination.(c) The appraiser is entitled to examine the books and records of a responsible organization and may conduct investigations as the appraiser considers appropriate. A dissenting owner or responsible organization may submit to an appraiser evidence or other information relevant to the determination of the fair value of the ownership interest required by Subsection (b)(1). (d) The clerk of the court appointing the appraiser shall provide notice of the filing of the report under Subsection (b) to each dissenting owner named in the list filed under Section 10.361 and the responsible organization.

D-4

Sec. 10.364. OBJECTION TO APPRAISAL; HEARING. (a) A dissenting owner or responsible organization may object, based on the law or the facts, to all or part of an appraisal report containing the fair value of an ownership interest determined under Section 10.363(b). (b) If an objection to a report is raised under Subsection (a), the court shall hold a hearing to determine the fair value of the ownership interest that is the subject of the report. After the hearing, the court shall require the responsible organization to pay to the holders of the ownership interest the amount of the determined value with interest, accruing from the 91st day after the date the applicable action for which the owner elected to dissent was effected until the date of the judgment.(c) Interest under Subsection (b) accrues at the same rate as is provided for the accrual of prejudgment interest in civil cases.(d) The responsible organization shall:(1) immediately pay the amount of the judgment to a holder of an uncertificated ownership interest; and(2) pay the amount of the judgment to a holder of a certificated ownership interest immediately after the certificate holder surrenders to the responsible organization an endorsed certificate representing the ownership interest.(e) On payment of the judgment, the dissenting owner does not have an interest in the:(1) ownership interest for which the payment is made; or(2) responsible organization with respect to that ownership interest.

Sec. 10.365. COURT COSTS; COMPENSATION FOR APPRAISER. (a) An appraiser appointed under Section 10.361 is entitled to a reasonable fee payable from court costs.(b) All court costs shall be allocated between the responsible organization and the dissenting owners in the manner that the court determines to be fair and equitable.

Sec. 10.366. STATUS OF OWNERSHIP INTEREST HELD OR FORMERLY HELD BY DISSENTING OWNER. (a) An ownership interest of an organization acquired by a responsible organization under this subchapter:(1) in the case of a merger, conversion, or interest exchange, shall be held or disposed of as provided in the plan of merger, conversion, or interest exchange; and(2) in any other case, may be held or disposed of by the responsible organization in the same manner as other ownership interests acquired by the organization or held in its treasury.(b) An owner who has demanded payment for the owner's ownership interest under Section 10.356 is not entitled to vote or exercise any other rights of an owner with respect to the ownership interest except the right to:(1) receive payment for the ownership interest under this subchapter; and(2) bring an appropriate action to obtain relief on the ground that the action to which the demand relates would be or was fraudulent.(c) An ownership interest for which payment has been demanded under Section 10.356 may not be considered outstanding for purposes of any subsequent vote or action.

Sec. 10.367. RIGHTS OF OWNERS FOLLOWING TERMINATION OF RIGHT OF DISSENT. (a) The rights of a dissenting owner terminate if:(1) the owner withdraws the demand under Section 10.356;(2) the owner's right of dissent is terminated under Section 10.356;(3) a petition is not filed within the period required by Section 10.361; or(4) after a hearing held under Section 10.361, the court adjudges that the owner is not entitled to elect to dissent from an action under this subchapter.(b) On termination of the right of dissent under this section:(1) the dissenting owner and all persons claiming a right under the owner are conclusively presumed to have approved and ratified the action to which the owner dissented and are bound by that action;(2) the owner's right to be paid the fair value of the owner's ownership interests ceases;(3) the owner's status as an owner of those ownership interests is restored, as if the owner's demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner's ownership interests were not canceled, converted, or exchanged as a result of the action or a subsequent action;(4) the dissenting owner is entitled to receive the same cash, property, rights, and other consideration received by owners of the same class and series of ownership interests held by the owner, as if the owner's demand for payment of the fair value of the ownership interests had not been made under Section 10.356, if the owner's ownership interests were canceled, converted, or exchanged as a result of the action or a subsequent action;(5) any action of the domestic entity taken after the date of the demand for payment by the owner under Section 10.356 will not be considered ineffective or invalid because of the restoration of the owner's ownership interests or the other rights or entitlements of the owner under this subsection; and(6) the dissenting owner is entitled to receive dividends or other distributions made after the date of the owner's payment demand under Section 10.356, to owners of the same class and series of ownership interests held by the owner as if the demand had not been made, subject to any change in or adjustment to the ownership interests because of an action taken by the domestic entity after the date of the demand.

Sec. 10.368. EXCLUSIVITY OF REMEDY OF DISSENT AND APPRAISAL. In the absence of fraud in the transaction, any right of an owner of an ownership interest to dissent from an action and obtain the fair value of the ownership interest under this subchapter is the exclusive remedy for recovery of:(1) the value of the ownership interest; or(2) money damages to the owner with respect to the action.

D-5

CANNAVEST CORP.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD July 25, 2013

The undersigned hereby appoints Michael Mona, Jr. proxy of the undersigned, with power of substitution, to vote all shares held by the undersigned which are entitled to be voted at the Annual Meeting of the Shareholders of CannaVEST Corp. (the “Company”) to be held July 25, 2013 and any adjournment(s) thereof, as effectively as the undersigned could do if personally present. All the following matters are proposed by the Company:

(1)	To elect the following persons as directors, each to serve until the next Annual Meeting of Shareholders, and until his successor is duly elected and qualified:

Michael Mona, Jr.

Bart P. Mackay

Theodore R. Sobieski

Edward A. Wilson

__ FOR all persons listed (except as marked to the contrary below.)

__ Withhold authority to vote for all nominees

__ Withhold authority to vote for nominee(s), named below:

_______________________________________________________________________________

(2)	To ratify Anton & Chia, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2013:

__ FOR

__ AGAINST

__ ABSTAIN

(3)	To approve the merger of the Company into its wholly owned Delaware subsidiary, CannaVEST Corp., in order to effectuate the change of the Company’s state of incorporation from Texas to Delaware.

__ FOR

__ AGAINST

__ ABSTAIN

(4)	To approve on an advisory, non-binding basis the Named Executive Officer compensation:

__ FOR

__ AGAINST

__ ABSTAIN

(5)	To approve on an advisory, non-binding basis the frequency of the shareholder advisory vote to approve the Named Executive Officer Compensation:

__ 1 Year

__ 2 Years

__ 3 Years

__ ABSTAIN

(6)	In the discretion of the Proxy holder, on any other matter that may properly come before the meeting or any adjournments thereof.

The shares represented by this Proxy will be voted as directed. WHERE NO DIRECTION IS GIVEN, THE SHARES WILL BE VOTED FOR MATTERS (1 - 4) above and for a 3-year period for an advisory vote on Named Executed Officer compensation.

The undersigned hereby revokes any proxy or proxies heretofore given to vote or act with respect to the capital stock of the Company and hereby ratifies and confirms all that the Proxy, or his substitutes, or any of them, may lawfully do by virtue hereof.

Please sign below, date, detach and return this page promptly in the enclosed envelope.

Dated: ____________
(Signature)

Dated: ____________
(Signature - Joint Owners)

IMPORTANT: Please date this Proxy and sign your name exactly as it appears to the left. When signing on behalf of a corporation, partnership, estate, trust or in other representative capacity, please sign name and title. Where there is more than one owner, each owner must sign.